                      ANNUAL REPORT  |  December 31, 2000

                                    The Strong

                                Advisor Equity

                                         Funds


                                 [PHOTO HERE]


Strong Advisor Common Stock Fund

Strong Advisor Mid Cap Growth Fund

Strong Advisor Small Cap Value Fund

Strong Advisor U.S. Value Fund

Strong Advisor Focus Fund

Strong Advisor Technology Fund

                                                              [LOGO HERE] STRONG

                      ANNUAL REPORT  |  December 31, 2000


                        The Strong Advisor Equity Funds

                               Table of Contents

Investment Reviews

   Strong Advisor Common Stock Fund.....................  2

   Strong Advisor Mid Cap Growth Fund...................  4

   Strong Advisor Small Cap Value Fund..................  6

   Strong Advisor U.S. Value Fund.......................  8

   Strong Advisor Focus Fund............................ 10

   Strong Advisor Technology Fund....................... 12

Financial Information

   Schedules of Investments in Securities

      Strong Advisor Common Stock Fund.................. 14

      Strong Advisor Mid Cap Growth Fund................ 15

      Strong Advisor Small Cap Value Fund............... 17

      Strong Advisor U.S. Value Fund.................... 20

      Strong Advisor Focus Fund......................... 22

      Strong Advisor Technology Fund.................... 22

   Statements of Assets and Liabilities................. 24

   Statements of Operations............................. 27

   Statements of Changes in Net Assets.................. 29

   Notes to Financial Statements........................ 32

Financial Highlights.................................... 43

Report of Independent Accountants....................... 57

A Few Words From Dick Strong

[PHOTO HERE]

Respect the Fed

The first year of the new millennium was one most investors are not likely to forget. Having grown accustomed to one of the most awesome bull markets in history, and after hearing expert after expert declare that things have fundamentally changed and the old rules of security analysis no longer apply, reality returned with a vengeance in 2000. Investors were rudely reminded how hard it is to make money and to hold onto an investment portfolio. Who could have foreseen the high-flying Nasdaq dropping over 38% for the year?

Many people believe that the Federal Reserve Boards efforts in raising interest rates in order to slow the growth of the economy was the major force behind last years market correction. At present there is a debate raging over whether, and if so, when, the economy will respond to the Fed's aggressive 1/2% rate cut on January 3 and the pursuant cut of 1/2% on January 31. Optimists argue that Mr. Greenspan and his colleagues are prepared to do whatever it takes to reinvigorate the economy. Meanwhile, pessimists argue just as persuasively that the system will sputter in spite of the Feds efforts to energize it.

At Strong, we believe the Federal Reserves abrupt and stunning interest-rate cuts in January were part of a message that came across loud and clear. Understanding the Feds intent, while not exactly like reading tea leaves, nonetheless requires a certain facility for reading between the lines. The Fed tends to speak indirectly and elliptically.

The Fed's actions, especially the interest-rate cut on January 3, coming as it did without warning and in the middle of the market day, are truly significant. Likewise two cuts of 1/2% each, rather than the more traditional 1/4% move, further testifies to the seriousness of the central banks intent. Moreover, the text of the press releases that accompanied these reductions, in our opinion, clearly conveyed that more rate cuts are coming.

The Fed fully understands the entrepreneurial spirit of the American culture. We are a nation of people who make things happen. In our opinion, investors should believe the Fed will get our economy back on track. The stock market does not wait for everyone to have full confidence before it makes its move. Wise investors respect the Feds power, anticipate its intent, and get back in the market ahead of time. Otherwise, they just might miss the boat.

If past is prologue, investors should benefit during the next two to three years. The key is to learn from the markets last speculative binge when so many people seemed to treat investing like a game. Real investing is serious business. It requires a long-term goal, a balanced portfolio of stocks and bonds, plenty of patience, and a recognition that time and the mathematical miracle of compounding are on your side.

Investing is not entertainment. It is a serious endeavor. Please treat it as such.

                                                        /s/ Dick

Strong Advisor Common Stock Fund

    Effective 11-30-00, the Fund's name changed from the Strong Common Stock Fund to the Strong Advisor Common Stock Fund.

    Your Fund's Approach

    The Strong Advisor Common Stock Fund seeks capital growth. It invests under normal circumstances at least 65% of its assets in stocks of small- and medium-capitalization companies that the Fund's manager believes are underpriced, yet have attractive growth prospects. The manager bases his analysis on a companys "private market value" -- the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential. He determines a companys private market value based on a fundamental analysis of a company's cash flows, asset valuations, competitive standing, and other factors the manager deems to be relevant to each industry. To a limited extent, the Fund may also invest in foreign securities.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-29-89 to 12-31-00

                                    [GRAPH]

        The Strong Advisor Common Stock Fund     Russell 2000(R) Index*        Lipper Mid-Cap Value Funds Index*
Dec 89               $10,000                           $10,000                            $10,000
Dec 90               $10,100                           $ 8,052                            $ 9,392
Dec 91               $15,864                           $11,759                            $11,997
Dec 92               $19,160                           $13,924                            $13,552
Dec 93               $23,987                           $16,553                            $15,430
Dec 94               $23,871                           $16,251                            $15,228
Dec 95               $31,609                           $20,875                            $18,834
Dec 96               $38,077                           $24,318                            $22,585
Dec 97               $47,223                           $29,757                            $27,703
Dec 98               $50,340                           $29,000                            $27,225
Dec 99               $70,653                           $35,164                            $30,476
Dec 00               $69,804                           $34,102                            $33,704

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000(R) Index and the Lipper Mid-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Class Z shares only; performance for other classes will vary due to differences in fee structures./2/

Q:  How did your Fund perform?

A: Volatility and change were two of the constants affecting the stock market in 2000. Following the growth and momentum investing styles of the previous year, the first quarter marked a peak for momentum investing. Over the next three quarters, technology stocks sold off as old-economy and value stocks began to recover from the tough market of the past couple of years. Small-company stocks were not immune to the sell-off as the Russell 2000 Index,* the Funds benchmark, posted a -3.02% return for the year.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The volatility of the market was driven by three events. First, performance of the market over the past couple of years became increasingly concentrated in a few segments of the market. As that performance became more concentrated, the valuations in those segments became increasingly unsustainable. Second, the Federal Reserve Board continued to increase rates in 2000. The continued rise in rates kept pressure on the stock market, specifically on companies that were highly dependent on accessing the markets for capital. Finally, after a decade of strong growth, the economy began to weaken at year-end.

    In addition to the sluggishness of the industrial segment of the economy, service and technology companies began to see their fundamentals deteriorate. While the changes occurring within technology offer exciting possibilities, the companies' high valuations and speculative business plans left many vulnerable to the correction that began in March. Although the Fund's holdings in companies with strong prospects such as i2 Technologies posted strong returns, overall the Funds technology names hurt performance. Even though we were underweighted in technology, the crash of the dot-coms rippled through both the technology-services and technology-hardware sectors.

Q:  What investment strategies and techniques impacted your Fund's performance?

A: The Fund benefited in 2000 from its health-care holdings. The Fund purchased such names as IMS Health and added to existing health-care positions after they had been discarded by many investors early in the year for their political risk. As that political risk died down and fundamentals began to improve, health-care holdings such as Cigna, Omnicare, and Wellpoint helped performance.

    The Fund also benefited from its energy holdings as oil and natural-gas prices rose. We remain overweighted in the sector, as we believe strong fundamentals will continue to drive performance. The Fund also benefited from holdings in financials. Consolidation in banking benefited the Fund, as long-time holding Old Kent Corporation was purchased by a competitor.

    Cyclical companies offered both positives and negatives for the Fund this past year. The slowing economy hurt our holdings in retailers and industrials. We believe that fundamentals in old economy stocks are bottoming and valuations are attractive. Although the economy is at risk for further weakening of fundamentals, Federal Reserve actions to keep interest rates low, as well as potential tax relief from Washington, should help support the economy.

    Finally, the Fund was hurt by its exposure to emerging-growth companies in the telecommunication, internet, and media areas as deteriorating fundamentals and a lack of access to capital markets helped to trigger a massive sell-off. We have taken the opportunity to add to existing positions and buy new companies with strong business models and financials.

Q.  What is your future outlook?

A. The stock market remains in a transition mode and now has to come to grips with the depth and length of the economic downturn. Choppy performance is likely until the momentum style has been fully discarded. However, the average stock is likely to post reasonable performance depending on the economy's strength.

    Richard Trent Weiss

    Portfolio Manager

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                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                As of 12-31-00

                                  CLASS A/1/
                                  ----------

                         1-year              -7.28%

                         5-year              15.41%

                        10-year              20.24%

                Since Inception              18.30%
                     (12-29-89)

                                  CLASS B/1/
                                  ----------

                         1-year              -6.99%

                         5-year              16.10%

                        10-year              20.58%

                Since Inception              18.62%
                     (12-29-89)

                                  CLASS C/1/
                                  ----------

                         1-year              -2.09%

                         5-year              16.32%

                        10-year              20.49%

                Since Inception              18.49%
                     (12-29-89)

                                  CLASS L/1/
                                  ---------

                         1-year              -4.07%

                         5-year              16.08%

                        10-year              20.36%

                Since Inception              18.37%
                     (12-29-89)

                                  CLASS Z/2/
                                  ----------

                         1-year              -1.20%

                         5-year              17.17%

                        10-year              21.33%

                Since Inception              19.32%
                     (12-29-89)


Equity funds are volatile investments and should only be considered for long-term goals.

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/1/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C, and the maximum sales charge of 1.00% and the applicable contingent deferred sales charge of 1.00% and eliminated after 18 months for Class L. The performance of the Class A, B, C and L shares is based on the performance of the Funds Class Z shares (formerly Retail Class shares) prior to 11/30/00. The performance of the Class A shares is restated to reflect the load and the different expenses of the Class A shares. The performance of the Class B shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable. The performance of the Class C shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable. The performance of the Class L shares is restated to reflect the load, contingent deferred sales charge, and different expenses of the Class L shares, as applicable.

/2/ Performance information is for Class Z shares (formerly Retail Class shares). The Strong Advisor Common Stock Fund Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus. Please consult a prospectus for information about all share classes.

* The Russell 2000(R) Index is an unmanaged index generally representative of the U.S. market for small-capitalization stocks. The Lipper Mid-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor Mid Cap Growth Fund

Effective 11-30-00, the Fund's name changed from the Strong Mid Cap Growth Fund to the Strong Advisor Mid Cap Growth Fund.


Your Fund's Approach

The Strong Advisor Mid Cap Growth Fund seeks capital growth. It invests under normal circumstances at least 65% of its assets in stocks of medium-capitalization companies that the Fund's managers believe have favorable prospects for growth of earnings and capital appreciation. The Fund defines "medium-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the S&P MidCap 400 Index* at the time of investment. The Fund writes put and call options.


                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-31-96 to 12-31-00

                                    [GRAPH]

               The Strong Advisor Mid Cap Growth Fund        S&P MidCap 400 Index*         Lipper Multi-Cap Growth Funds Index*
Dec 96                        $10,000                               $10,000                            $10,000
Mar 97                        $ 8,963                               $ 9,851                            $ 9,665
Jun 97                        $10,104                               $11,299                            $11,223
Sep 97                        $12,115                               $13,116                            $12,675
Dec 97                        $11,384                               $13,225                            $12,295
Mar 98                        $13,135                               $14,682                            $14,028
Jun 98                        $13,195                               $14,367                            $14,353
Sep 98                        $10,794                               $12,288                            $12,234
Dec 98                        $13,035                               $15,752                            $15,343
Mar 99                        $14,476                               $14,747                            $16,316
Jun 99                        $16,576                               $16,835                            $17,536
Sep 99                        $16,997                               $15,421                            $16,872
Dec 99                        $25,030                               $18,072                            $22,456
Mar 00                        $30,101                               $20,365                            $25,680
Jun 00                        $27,539                               $19,693                            $24,117
Sep 00                        $30,101                               $22,086                            $24,317
Dec 00                        $22,911                               $21,236                            $19,750

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P MidCap 400 Index ("S&P MidCap 400") and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Class Z shares only; performance for other classes will vary due to differences in fee structures./2/

Q:  How did your Fund perform?

A: It was a difficult year for growth funds, as the excesses produced during the Nasdaq boom in 1999 and the first quarter of 2000 completely reversed. After an excellent year in 1999, the Fund entered the year in a difficult position with a 72% exposure to technology stocks. Although we gradually reduced the Fund's technology exposure throughout the year, diversifying into health care, energy, and financial-services stocks, the Funds performance basically mirrored the fortunes of technology issues in 2000. We had a strong first quarter, a weak second quarter, a strong third quarter, and a very difficult fourth quarter despite a 50% reduction in our technology weighting.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A:  The performance of the Fund in 2000 was due to four principal elements:
    Federal Reserve policies, shifts in investor psychology, relative sector valuations, and earnings growth.

    The Fed kept interest rates low in late '99 to quell Y2K concerns. Once the Y2K threat passed, the Federal Reserve raised rates and the technology party came to an abrupt end. At the peak, the average technology company was trading at twice its prior-peak relative multiple, and story stocks (companies with no earnings and unproven business models) were trading at unjustifiable levels.

    Following the first quarter, the valuations of technology dropped severely as investors struggled to value companies in a higher interest-rate environment, and to assess the impact on earnings of a slowdown in gross domestic product (GDP) growth fostered by higher rates. The correction was magnified by the presence of better, more reasonably priced investment alternatives in other market sectors.

Q:  What investment strategies and techniques impacted your Fund's performance?

A: During the first quarter, speculative enthusiasm driven by ample liquidity, strong earnings growth, unprecedented mutual fund cash flows, and the belief that technology companies were immune from macroeconomic forces propelled the Fund to strong gains. The Fund's performance was boosted by more speculative next-generation Internet infrastructure companies. In addition, the mapping of the human genome led to a rise in biotechnology stocks, with one of our core holdings, Applied Biosystems, leading the way.

    As technology shares peaked in April, our valuation disciplines and other factors led us to shed tech names with particularly high valuations, and increase our weighting in more reasonably priced, established companies such as Amerisource, Abercrombie & Fitch, and Express Scripts. Our plan was to reduce our technology weighting while remaining true to our mission of buying leading companies with strong and sustainable rates of earnings growth. Our efforts helped the Fund to fare better than most mid-cap growth funds during the ensuing second-quarter correction.

    In late May and early June, we began to rebuild our exposure to leading biotechnology companies. We focused on companies with proven track records, attractive drug development platforms, and market niches poised to benefit from analysis of the human genome. We believe biotechs are relatively immune to the strength or weakness of the economy and provide a counterweight to our more cyclical technology holdings.

    Rebuilding our technology weighting prior to the Presidential election proved to be a mistake. A sharp correction hit semiconductor and internet infrastructure issues, sectors in which we had significant exposure, late in the year.

Q:  What is your future outlook?

A: We believe that a secular change in technology spending is coming, led by companies that support the new internet-based and communications-centric world of information technology that allows real-time collaboration between people and companies.

    Thank you for your investment in the Strong Advisor Mid Cap Growth Fund.

    Ronald C. Ognar
    Portfolio Co-Manager

    Derek V. W. Felske
    Portfolio Co-Manager

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                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                As of 12-31-00

                                  CLASS A/1/
                                  ----------

                            1-year          -14.07%

                            3-year           23.43%

                   Since Inception           20.87%
                        (12-31-96)

                                  CLASS B/1/
                                  ----------

                           1-year           -13.83%

                           3-year            24.58%

                  Since Inception            21.82%
                       (12-31-96)

                                  CLASS C/1/
                                  ----------

                           1-year            -9.34%

                           3-year            25.42%

                  Since Inception            22.22%
                       (12-31-96)

                                  CLASS L/1/
                                  ----------

                           1-year           -11.10%

                           3-year            25.02%

                  Since Inception            21.93%
                       (12-31-96)


                                  CLASS Z/2/
                                  ----------

                           1-year            -8.47%

                           3-year            26.25%

                  Since Inception            23.03%
                       (12-31-96)

Equity funds are volatile investments and should only be considered for long-term goals.
--------------------------------------------------------------------------------

/1/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C, and the maximum sales charge of 1.00% and the applicable contingent deferred sales charge of 1.00% and eliminated after 18 months for Class L. The performance of the Class A, B, C, and L shares is based on the performance of the Fund's Class Z shares (formerly Retail Class shares) prior to 11/30/00. The performance of Class A shares is restated to reflect the load and the different expenses of the Class A shares. The performance of the Class B shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable. The performance of the Class C shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable. The performance of the Class L shares is restated to reflect the load, contingent deferred sales charge, and different expenses of the Class L shares, as applicable.

/2/ Performance information is for Class Z shares (formerly Retail Class shares). The Strong Advisor Mid Cap Growth Fund Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements and other limited groups as described in the prospectus. Please consult a prospectus for information about all share classes.

* The S&P MidCap 400 Index is an unmanaged index generally representative of the U.S. stock market for medium-capitalization stocks. The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor Small Cap Value Fund

Effective 11-30-00, the Fund's name changed from the Strong Small Cap Value Fund to the Strong Advisor Small Cap Value Fund.

Your Fund's Approach

The Strong Advisor Small Cap Value Fund seeks capital growth. It invests under normal circumstances at least 65% of its assets in stocks of small-capitalization companies that the Fund's manager believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Fund defines "small-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the Russell 2500(TM) Index* at the time of investment. The manager specifically looks for companies whose stock prices may benefit from a positive dynamic of change, such as a new management team, a new product or service, a corporate restructuring, an improved business plan, or a change in the political, economic, or social environment. The Fund writes put and call options.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-31-97 to 12-31-00

                                    [GRAPH]

          The Strong Advisor Small Cap Value Fund       Russell 2000(R) Index*        Lipper Small-Cap Value Funds Index*
Dec 97                 $10,000                                 $10,000                              $10,000
Mar 98                 $12,430                                 $11,005                              $10,898
Jun 98                 $11,730                                 $10,492                              $10,418
Sep 98                 $ 8,850                                 $ 8,378                              $ 8,376
Dec 98                 $10,610                                 $ 9,745                              $ 9,328
Mar 99                 $ 9,720                                 $ 9,216                              $ 8,346
Jun 99                 $12,230                                 $10,650                              $ 9,872
Sep 99                 $12,460                                 $ 9,976                              $ 9,123
Dec 99                 $13,590                                 $11,816                              $ 9,505
Mar 00                 $16,570                                 $12,654                              $ 9,847
Jun 00                 $15,860                                 $12,175                              $ 9,976
Sep 00                 $16,220                                 $12,310                              $10,662
Dec 00                 $17,170                                 $11,460                              $11,036

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000(R) Index and the Lipper Small-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Class Z shares only; performance for other classes will vary due to differences in fee structures./2/

Q:  How did your Fund perform?

A: We're delighted to report strong results. For the year, we outperformed our benchmark, the Russell 2000(R) Index,* which was down 3.02%. Were also delighted to report that the Fund has now reached its three-year anniversary. Highlights over the past three years include achieving positive results every single year. For taxable investors, we're pleased to note that we've had zero capital gains distributions for the past three years.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The bubble burst in 2000. History has shown us before that the bigger the bubble, the larger and longer the fallout. This was a pretty big bubble. Where there is chaos, there is opportunity, and small-cap value was the rediscovered opportunity during the year. Small-cap value was one of the best performing asset classes for the year.

    Within the Fund, energy stocks were the best performers during the year. It was also our largest sector weighting. We benefited from strong increases in energy prices during the year, particularly among our positions in natural-gas-related companies. Health-care and financial-services stocks also contributed to our performance during the year. While we didn't avoid technology entirely, having a value discipline considerably reduced our downside risk in this area.

Q:  What investment strategies and techniques impacted your Fund's performance?

A: We began the year overweighted in energy, and over the year we increased our weighting and broadened the number of energy stocks we held. We increased our position in financial-services stocks as well, particularly in property and casualty insurance companies.

    Another area where we increased our weightings was the materials and processing sector, particularly in precious metals and steel companies. Finally, we also increased and broadened our holdings in consumer discretionary stocks. We were able to build these positions with assets freed up by reducing our weighting in technology.

Q:  What is your future outlook?

A: We expect more market turmoil in the near term, and a higher probability of a modest economic slowdown. However, we believe that this slowdown is necessary and healthy over the longer term. The good news is that the monetary and fiscal stimulus tools are there and in the hands of policy makers who are clearly ready and willing to use them.

    While there might be continued turmoil, we're very positive with regard to small-cap value stocks. We view the strong results posted by our asset class in 2000 to be the beginning of a multi-year cycle. The volatility of the past year has shown many investors that small-cap value investments are strong diversifiers, and should be a part of an overall investment strategy. Over time, the capital markets have shown that they are good at giving money to companies that deserve it and taking it away from companies that don't. We believe that small-cap value companies are deserving, and that it is time for them to come forward and be rewarded.

    I. Charles Rinaldi
    Portfolio Manager

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                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                As of 12-31-00

                                  CLASS A/1/
                                  ----------

                          1-year              18.79%

                          3-year              17.10%

                 Since Inception              17.10%
                      (12-31-97)

                                   CLASS B/1/
                                   ----------

                          1-year              20.54%

                          3-year              18.05%

                 Since Inception              18.05%
                      (12-31-97)

                                  CLASS C/1/
                                  ----------

                          1-year              25.61%

                          3-year              19.02%

                 Since Inception              19.02%
                      (12-31-97)

                                  CLASS L/1/
                                  ----------

                          1-year              23.29%

                          3-year              18.60%

                 Since Inception              18.60%
                      (12-31-97)


                                  CLASS Z/2/
                                  ----------

                          1-year              26.34%

                          3-year              19.74%

                 Since Inception              19.74%
                      (12-31-97)

Equity funds are volatile investments and should only be considered for long-term goals.

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/1/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C, and the maximum sales charge of 1.00% and the applicable contingent deferred sales charge of 1.00% and eliminated after 18 months for Class L. The performance of the Class A, B, C, and L shares is based on the performance of the Fund's Class Z shares (formerly Retail Class shares) prior to 11/30/00. The performance of the Class A shares is restated to reflect the load and the different expenses of the Class A shares. The performance of the Class B shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable. The performance of the Class C shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable. The performance of the Class L shares is restated to reflect the load, contingent deferred sales charge, and different expenses of the Class L shares, as applicable.

/2/ Performance information is for Class Z shares (formerly Retail Class shares). The Strong Advisor Small Cap Value Fund Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus. Please consult a prospectus for information about all share classes.

    Because small companies often have narrower markets and limited financial resources, investments in these stocks present more risk than investments in those of larger, more established companies.

* The Russell 2500(TM) Index is an unmanaged index generally representative of the U.S. market for small to medium-small capitalization stocks. The Russell 2000 Index is an unmanaged index generally representative of the U.S. market for small-capitalization stocks. The Lipper Small-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor U.S. Value Fund

Effective 11-30-00, the Fund's name changed from the Strong Equity Income Fund to the Strong Advisor U.S. Value Fund. Effective 1-3-01, Rimas M. Milaitis is the Funds sole portfolio manager. The Fund's fiscal year-end changed to 12-31-00.

Your Fund's Approach

The Strong Advisor U.S. Value Fund seeks total return by investing for both income and capital growth. The Fund invests, under normal conditions, at least 65% of its assets in stocks of U.S. companies that the fund's manager believes are undervalued relative to their intrinsic value as determined by discounted cash flows, earnings, and asset value. The manager's philosophy is that improving returns on invested capital drives improving valuations. The manager selects securities by screening for undervalued securities and utilizing fundamental analysis such as management interviews and financial modeling analysis to select those securities with improving returns on capital. The manager may sell a holding when its fundamental qualities deteriorate.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-29-95 to 12-31-00

                                    [GRAPH]


               The Strong Advisor U.S. Value Fund        S&P 500 Index*        Lipper Large-Cap Value Funds Index*
Dec 95                        $10,000                        $10,000                       $10,000
Jun 96                        $11,296                        $11,009                       $10,883
Dec 96                        $12,810                        $12,295                       $12,106
Jun 97                        $15,125                        $14,829                       $14,188
Dec 97                        $16,821                        $16,398                       $15,553
Jun 98                        $19,327                        $19,302                       $17,538
Dec 98                        $20,631                        $21,084                       $18,390
Jun 99                        $22,231                        $23,695                       $20,455
Dec 99                        $23,735                        $25,521                       $20,373
Jun 00                        $23,305                        $25,413                       $19,967
Dec 00                        $23,323                        $23,198                       $20,771

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Large-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Class Z shares only; performance for other classes will vary due to differences in fee structures./2/

Q:  How did your Fund perform?

A: The Fund's diversified portfolio and its focus on leading companies with superior relative earnings growth served it well during the year. Our disciplined approach identified numerous opportunities outside of the technology sector that allowed the Fund to withstand this volatile year. Although not immune to the year's volatility, our investment approach allowed us to avoid the negative after-effects of technology's sharp decline.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: It was certainly an interesting and complex year. Investor psychology swung wildly from extreme bullishness to extreme pessimism. Financial markets dislike uncertainty -- and the past 12 months were anything but certain.

    The markets were very volatile during the period, the first two-and-a-half months of which were marked by a continuing rise in technology stocks. As the year progressed, however, this technology bubble burst under the weight of a Federal Reserve intent on slowing economic growth. With the decline of technology, we saw sectors like utilities, health care, and financials return to favor with investors. Some of the greatest volatility came in November and December, when deepening concerns about corporate profitability and the extended recount controversy surrounding the Presidential election took their toll.

    One of the major influences on the stock market's performance was the

    Federal Reserve's effort to slow economic growth and relieve inflationary pressure. The rate of corporate profit growth slowed notably in response to the Fed's activity, and the Fed shifted its bias toward lowering interest rates at its December meeting. Rising oil prices also dampened consumer spending and corporate profits. The slowing of corporate profit growth was, in our opinion, the single largest factor driving the markets this year. It forced investors to re-evaluate their assumptions -- and the valuations of technology stocks.

Q:  What investment strategies and techniques impacted your Fund's performance?

A: During the year, the Fund maintained broad exposure to various industries that had the benefit of low relative valuations, solid earnings growth, and rising returns. The extremely high valuations within technology caused us to focus our attention on the many opportunities available in other sectors.

    One such investment was in the Quaker Oats Company. It attracted our attention through its relatively low valuation, rising returns, and ability to sustain consistent earnings growth. The company's crown jewel is its Gatorade sports-drink business, and it was our belief that the market was not fully valuing its position in the marketplace or its growth potential. This investment rewarded our shareholders handsomely during the year, and in December, PepsiCo announced plans to acquire Quaker.

    Another area of note is the financial sector, where we built up our exposure, given expectations of a slowing economy and an end to the Fed's interest-rate hikes. This area had the benefit of both earnings growth and low relative valuations.

Q:  What is your future outlook?

A: We remain cautiously optimistic. This period of adjustment to slower corporate profit growth has wrung many excesses out of the market. This period has also forced investors to broaden their horizons toward areas of the market outside technology. Such broadening is, to our mind, a cornerstone of a healthy market. The Federal Reserve's shift to an easing stance, and its early January rate cut, have very positive implications for the market.

    We thank you sincerely for the privilege of helping you achieve your long-term financial goals.

    Rimas M. Milaitis
    Portfolio Manager

--------------------------------------------------------------------------------

                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                As of 12-31-00

                                   CLASS A/1/
                                   ----------

                             1-year         -7.29%

                             3-year          9.14%

                             5-year         16.81%

                    Since Inception         16.69%
                         (12-29-95)

                                   CLASS B/1/
                                   ----------

                             1-year         -7.07%

                             3-year          9.62%

                             5-year         17.37%

                    Since Inception         17.38%
                         (12-29-95)

                                   CLASS C/1/
                                   ---------

                             1-year         -2.19%

                             3-year         10.71%

                             5-year         17.58%

                    Since Inception         17.48%
                         (12-29-95)

                                   CLASS L/1/
                                   ----------

                             1-year         -4.06%

                             3-year         10.45%

                             5-year         17.46%

                    Since Inception         15.72%
                         (12-29-95)
                                   CLASS Z/2/
                                   ----------

                             1-year         -1.74%

                             3-year         11.51%

                             5-year         18.46%

                    Since Inception         18.46%
                         (12-29-95)

    Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------
/1/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C, and the maximum sales charge of 1.00% and the applicable contingent deferred sales charge of 1.00% and eliminated after 18 months for Class L. The performance of the Class A, B, C, and L shares is based on the performance of the Fund's Class Z shares (formerly Retail Class shares) prior to 11/30/00. The performance of the Class A shares is restated to reflect the load and the different expenses of the Class A shares. The performance of the Class B shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable. The performance of the Class C shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable. The performance of the Class L shares is restated to reflect the load, contingent deferred sales charge, and different expenses of the Class L shares, as applicable.

/2/ Performance information is for Class Z shares (formerly Retail Class shares). The Strong Advisor U.S. Value Fund Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements and other limited groups as described in the prospectus. Please consult a prospectus for information about all share classes.

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor Focus Fund

Your Fund's Approach

The Strong Advisor Focus Fund seeks capital growth. The Fund focuses on stocks of 30 to 40 companies that its manager believes have favorable prospects for accelerating growth of earnings but are selling at reasonable valuations based on earnings, cash flow, or asset value. The portfolio can include stocks of any size. The fund writes put and call options. To a limited extent, the fund may also invest in foreign securities. The manager may sell a stock when the company's growth prospects become less attractive. The fund's active trading approach may increase the funds costs, and these additional costs may reduce the fund's performance. The fund's active trading approach may also increase the amount of capital gains tax that you pay on the fund's returns.



Top Five Sectors  As of 12-31-00
--------------------------------------------------------------------------------
  Sector                                           % of Net Assets

  Technology                                                 34.2%

  Financial                                                  22.9%

  Energy                                                     12.3%

  Utility                                                     8.8%

  Retail                                                      8.0%


Top Five Industries  As of 12-31-00
--------------------------------------------------------------------------------
  Industry                                         % of Net Assets

  Telecommunications -- Equipment                            12.1%

  Finance -- Mortgage & Related Services                     10.4%

  Oil & Gas -- Production/Pipeline                            8.8%

  Electronics -- Scientific Instruments                       6.2%

  Finance -- Investment Brokers                               5.2%


Q:  How did your Fund perform?

A: In its first month of operations, the Fund got off to a reasonable start in what can only be described as a very challenging period. The Fund outpaced the benchmark S&P 500 Index*, which had a one month return of 0.49%.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The environment we encountered upon the Fund's inception was the continuation of a market correction that had started earlier in 2000 and heated up in November. Fears of slowing economic growth -- or even recession --grew, while the extended uncertainty surrounding the Presidential election also weighed on the market. It appears that Fed Chairman Alan Greenspan waited too long to begin to cut rates to stimulate the economy. The Fed's shift to an easing bias only came in December. (Actual rate cuts came in January, after the end of the reporting period.)

    These factors took their heaviest toll on higher-priced Nasdaq issues, particularly in technology-related sectors. Exacerbating the situation was an increasing level of tax-loss selling by individual investors, which was a factor up to the very last day of the year.

Q:  What investment strategies and techniques impacted your Fund's performance?

A: Although the investment environment was challenging, in many ways December appeared to be an opportune time to start a new fund with this investment style. The market turbulence allowed us to buy some of our favorite long-term growth companies at very reasonable valuations. Our research-intensive approach to selecting stocks is aimed at finding what we believe to be the best-quality growth companies -- well-managed, financially sound firms with solid prospects for future earnings growth. We believe stocks with these characteristics have the potential to outperform over the long term. To allow each of our selections to play a significant role in performance, we will limit the portfolio to 30 to 40 holdings.

Q:  What is your future outlook?

A: Valuations are very important at this stage of the transitioning market, as is our approach of staying with high-quality companies. The Federal Reserve's actions to cut interest rates are intended to strengthen the economy, improve corporate profits in the second half of 2001, and restore investor confidence. Nonetheless, many things can happen during the year to keep things exciting.

    Over the longer term, we believe the markets will need a secular catalyst -- previously this has taken the form of capital-gains tax reductions, declining inflation, or the technology revolution -- to improve matters. It's likely that technology expenditures will recover as the world economies increasingly move to wireless and hand-held devices, and companies increase infrastructure spending to improve their competitiveness. But we think the economy may need something more, such as a tax-reduction plan that encourages long-term investments in new research and technologies, to take it out of the doldrums.

    We remain optimistic regarding the long-term future of the U.S. economy and U.S. equity markets, because underlying conditions are still extremely positive. American politicians have the opportunity to make some great strides for the good of the economy if they are willing to work together. We will be watching closely in the months ahead and are prepared to make adjustments to address changing conditions. On the whole, however, we plan to stay with high-quality growing companies, pay attention to valuations, and add more stocks that can benefit from declining interest rates. Thank you for your investment in the Fund. We appreciate the confidence you've placed in us.

    Bruce C. Olson
    Portfolio Manager

--------------------------------------------------------------------------------

                               TOTAL RETURNS/1/

                                As of 12-31-00

                                  CLASS A/2/
                                  ----------

                    Since Inception         -4.24%
                         (11-30-00)

                                   CLASS B/2/
                                   ----------

                    Since Inception         -2.70%
                         (11-30-00)

                                   CLASS C/2/
                                   ----------

                    Since Inception          1.30%
                         (11-30-00)

                                   CLASS L/2/
                                   ----------

                    Since Inception          0.40%
                         (11-30-00)

    Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

/1/ Total return is not annualized and measures aggregate change in the value of an investment in the Fund, assuming reinvesment of dividends and capital gains. The Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

/2/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C, and the maximum sales charge of 1.00% and the applicable contingent deferred sales charge of 1.00% and eliminated after 18 months for Class L. The performance of the Class A shares is restated to reflect the load and the different expenses of the Class A shares. The performance of the Class B shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable. The performance of the Class C shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable. The performance of the Class L shares is restated to reflect the load, contingent deferred sales charge, and different expenses of the Class L shares, as applicable. Please consult a prospectus for information about all share classes.

    The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility and market pressure than a fully diversified fund.

* The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. Source of the S&P index data is Standard & Poor's Micropal.

Strong Advisor Technology Fund

Your Fund's Approach

The Strong Advisor Technology Fund seeks capital growth. The Fund invests in stocks of companies of any size that derive at least 50% of their revenues, expenses, or profits from producing, developing, selling, using, or distributing technology products or services. The fund's portfolio will likely include stocks from the following sectors: computer software and hardware, semiconductor, media, biotechnology, communications, electronics, defense, and aerospace. To select stocks for the fund, the managers generally look for several characteristics including strong revenue growth, overall financial strength, competitive advantages (for example, dominant market share), and effective management (for example, high return on invested capital). The portfolio can invest in futures and options transactions for hedging and risk-management purposes. Also, the fund writes put and call options. To a limited extent, the fund may also invest in foreign securities. The managers may sell a holding when its fundamental qualities deteriorate.


Top Sectors  As of 12-31-00
------------------------------------------------------------------------------

  Sector                                                     % of Net Assets

  Technology                                                           83.9%

  Capital Equipment                                                     2.7%



Top Five Industries  As of 12-31-00
------------------------------------------------------------------------------

  Industry                                                   % of Net Assets

  Computer Software-Enterprise                                         14.9%

  Internet-Software                                                    11.2%

  Electronics-Semiconductor Manufacturing                               9.4%

  Telecommunications-Equipment                                          9.2%

  Internet-Network Security/Solutions                                   8.4%


Q:  How did your Fund perform?

A: The Fund's brief existence since its November 30, 2000 inception was characterized by higher-than-normal volatility, with a continuation of the downtrend experienced by technology stocks since March 2000. This increased volatility was caused by increasing concerns over the impact on the technology sector of a slowdown in world economic activity, particularly in the United States. Macroeconomic conditions have not been a major concern for the technology sector since 1991. The four major technology end-markets that we monitor actually began to experience slowing growth rates during the early summer, so the full impact of slowing growth will be felt in the fourth-quarter earnings reporting season.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The overall U.S. equity market experienced a poor year, with the tech-heavy Nasdaq Composite declining 40%. These poor results, of course, followed the record year the Nasdaq achieved in 1999, when the index soared 85%. To a considerable degree, the poor results in 2000 were a reaction to the excess enthusiasm--in some instances, wild speculation--that surrounded the Internet stock phenomenon. As the year 2000 unfolded, it became clear that the fundamentals of the internet sector were not tracking expectations, and that the Internet companies dealing directly with the consumer were not meeting business plans. Thus, starting in March, the tech sector began to underperform in the overall equity market as investors began to shift funds to more attractive industries. The decline in technology stocks has perhaps been greater than initially expected, with a decisive readjustment of the extremely high valuations achieved by some tech companies in 1999 and early 2000. This is due in large part to perceptions that the stocks would suffer serious repercussions from a worldwide economic slowdown.

Q:  What investment strategies and techniques impacted your Fund's performance?

A: Because the Fund is new, we are still in the process of implementing our initial investment plans. To meet our goal of capital growth we plan to invest in the fastest-growing markets within the technology sector, to invest in the industry leaders within these markets, and to maintain a reasonably diversified mix of industries and companies consistent with the opportunities available in the market.

    From a valuation perspective, we are seeking companies with a favorable relationship between their price-to-earnings ratio and their rate of earnings growth. At the current time, we are still able to find attractively positioned companies that have not had their operations suffer from the economic malaise. We anticipate, however, that the mix of our investments may move more toward companies that have reported disappointing results, as the share prices of these companies often become very attractive.

Q:  What is your future outlook?

A: We believe the longer-term outlook for technology investing remains quite positive. The importance of technology to the world economy continues to increase. The next several months are likely to be volatile, however, as investors continue to adjust to reduced earnings expectations. We believe that lower interest rates and possible tax reductions will likely aid the economy in the second half of 2001. In all, we anticipate improved technology sector results in 2001.

    James B. Burkart
    Portfolio Co-Manager

    Deborah L. Koch
    Portfolio Co-Manager

--------------------------------------------------------------------------------

                               TOTAL RETURNS/1/

                                As of 12-31-00

                                  CLASS A/2/
                                  ----------

                        Since Inception        -13.50%
                             (11-30-00)

                                  CLASS B/2/
                                  ----------

                        Since Inception        -12.03%
                             (11-30-00)

                                  CLASS C/2/
                                  ----------

                        Since Inception         -8.33%
                             (11-30-00)

                                  CLASS L/2/
                                  ----------

                        Since Inception         -9.23%
                             (11-30-00)


Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

/1/ Total return is not annualized and measures aggregate change in the value of an investment in the Fund, assuming reinvestment of dividends and capital gains. The Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

/2/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C, and the maximum sales charge of 1.00% and the applicable contingent deferred sales charge of 1.00% and eliminated after 18 months for Class L. The performance of the Class A shares is restated to reflect the load and the different expenses of the Class A shares. The performance of the Class B shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable. The performance of the Class C shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable. The performance of the Class L shares is restated to reflect the load, contingent deferred sales charge, and different expenses of the Class L shares, as applicable. Please consult a prospectus for information about all share classes.

* The Fund concentrates its assets in the technology market sector. As a result, the Funds shares are likely to fluctuate in value more than those of a fund investing in a broader range of securities.

SCHEDULES OF INVESTMENTS IN SECURITIES                         December 31, 2000
--------------------------------------------------------------------------------
                       STRONG ADVISOR COMMON STOCK FUND

                                                                                       Shares or
                                                                                       Principal          Value
                                                                                        Amount           (Note 2)
------------------------------------------------------------------------------------------------------------------
Common Stocks 85.3%
Banks - Midwest 1.9%
Old Kent Financial Corporation                                                          760,000    $    33,250,000

Banks - Super Regional 3.0%
FleetBoston Financial Corporation                                                       710,000         26,669,375
SunTrust Banks, Inc.                                                                    400,000         25,200,000
                                                                                                   ---------------
                                                                                                        51,869,375
Banks - West/Southwest 1.4%
City National Corporation                                                               600,000         23,287,500

Building - Heavy Construction 1.4%
Jacobs Engineering Group, Inc. (b)                                                      525,000         24,248,438

Chemicals - Fertilizers 1.4%
IMC Global, Inc.                                                                      1,600,000         24,900,000

Chemicals - Specialty 2.7%
Crompton Corporation                                                                  1,975,000         20,737,500
Cytec Industries, Inc. (b)                                                              650,000         25,959,375
                                                                                                   ---------------
                                                                                                        46,696,875
Commercial - Leasing Companies 0.9%
Rollins Truck Leasing Corporation                                                     1,860,000         14,880,000

Commercial Services - Advertising 1.0%
TMP Worldwide, Inc. (b)                                                                 300,000         16,500,000

Commercial Services - Security/Safety 1.4%
Pittston Company Brinks Group                                                         1,200,000         23,850,000

Computer - Graphics 0.3%
NVIDIA Corporation (b)                                                                  146,300          4,793,610

Computer - Manufacturers 1.1%
Gateway, Inc. (b)                                                                     1,015,000         18,259,850

Computer - Memory Devices 1.7%
Microchip Technology, Inc. (b)                                                          945,000         20,730,937
SanDisk Corporation (b)                                                                 310,000          8,602,500
                                                                                                   ---------------
                                                                                                        29,333,437
Computer - Services 2.1%
IMS Health, Inc.                                                                        875,000         23,625,000
InterNAP Network Services Corporation (b)                                             1,694,000         12,281,500
                                                                                                   ---------------
                                                                                                        35,906,500
Computer Software - Desktop 0.4%
Red Hat, Inc. (b)                                                                     1,130,000          7,062,500

Computer Software - Education/Entertainment 1.3%
Electronic Arts, Inc. (b)                                                               538,500         22,953,562

Computer Software - Enterprise 0.3%
i2 Technologies, Inc. (b)                                                                85,000          4,621,875

Diversified Operations 1.3%
Carlisle Companies, Inc.                                                                540,000         23,186,250

Electronics - Military Systems 1.2%
General Motors Corporation Class H (b)                                                  900,000         20,700,000

Electronics - Miscellaneous Components 0.9%
Commscope, Inc. (b)                                                                     950,000         15,734,375

Electronics - Semiconductor Manufacturing 2.3%
Dallas Semiconductor Corporation                                                        780,000    $    19,987,500
Fairchild Semiconductor Corporation Class A (b)                                       1,340,000         19,346,250
                                                                                                   ---------------
                                                                                                        39,333,750
Finance - Equity REIT 1.3%
Apartment Investment & Management Company Class A                                       450,000         22,471,875

Finance - Publicly Traded Investment Funds - Equity 2.1%
S & P Mid-Cap 400 Depositary Receipts                                                   377,000         35,579,375

Funeral Services & Related 1.1%
Hillenbrand Industries, Inc.                                                            365,000         18,797,500

Insurance - Life 1.6%
Protective Life Corporation                                                             837,500         27,009,375

Insurance - Property/Casualty/Title 1.8%
XL Capital, Ltd. Class A                                                                350,000         30,581,250

Internet - E*Commerce 1.0%
DoubleClick, Inc. (b)                                                                 1,560,000         17,160,000

Internet - Internet Service Provider/Content 0.4%
Walt Disney Internet Group (b)                                                        1,426,000          6,149,625

Internet - Software 0.2%
Agile Software Corporation (b)                                                           70,300          3,471,063

Leisure - Toys/Games/Hobby 1.3%
Mattel, Inc.                                                                          1,590,000         22,959,600

Media - Cable TV 4.9%
AT&T Corporation - Liberty Media Group Class A (b)                                    1,430,000         19,394,375
Cox Communications, Inc. Class A (b)                                                    610,000         28,403,125
NTL, Inc. (b)                                                                           660,000         15,798,750
Telewest Communications PLC (b)                                                       2,535,000          3,913,518
UnitedGlobalCom, Inc. Class A (b)                                                     1,250,000         17,031,250
                                                                                                   ---------------
                                                                                                        84,541,018
Medical - Health Maintenance Organizations 3.2%
CIGNA Corporation                                                                       201,900         26,711,370
WellPoint Health Networks, Inc. (b)                                                     240,000         27,660,000
                                                                                                   ---------------
                                                                                                        54,371,370
Medical - Instruments 1.6%
Beckman Coulter, Inc.                                                                   660,000         27,678,750

Medical/Dental - Services 1.7%
Omnicare, Inc.                                                                        1,325,000         28,653,125

Oil & Gas - Drilling 4.4%
Diamond Offshore Drilling, Inc.                                                         630,000         25,200,000
Nabors Industries, Inc. (b)                                                             465,000         27,504,750
Noble Drilling Corporation (b)                                                          515,000         22,370,312
                                                                                                   ---------------
                                                                                                        75,075,062
Oil & Gas - Machinery/Equipment 1.6%
Smith International, Inc. (b)                                                           365,000         27,215,312

--------------------------------------------------------------------------------
                 STRONG ADVISOR COMMON STOCK FUND (continued)

                                                                                       Shares or
                                                                                       Principal          Value
                                                                                        Amount           (Note 2)
------------------------------------------------------------------------------------------------------------------
Oil & Gas - United States Exploration &
    Production 6.2%
Anadarko Petroleum Corporation                                                          380,000    $    27,010,400
Apache Corporation                                                                      380,000         26,623,750
Devon Energy Corporation                                                                469,300         28,613,221
EOG Resources, Inc.                                                                     435,000         23,789,063
                                                                                                   ---------------
                                                                                                       106,036,434
Pollution Control - Services 1.6%
Republic Services, Inc. (b)                                                           1,650,000         28,359,375

Real Estate Operations 1.3%
Security Capital Group, Inc. Class B (b)                                              1,150,000         23,071,875

Retail - Apparel/Shoe 1.5%
Abercrombie & Fitch Company Class A (b)                                               1,255,000         25,100,000

Retail - Consumer Electronics 1.3%
Circuit City Stores, Inc.                                                             1,970,000         22,655,000

Retail - Department Stores 0.8%
Saks, Inc. (b)                                                                        1,400,000         14,000,000

Retail - Miscellaneous/Diversified 1.2%
Barnes & Noble, Inc. (b)                                                                800,000         21,200,000

Retail - Restaurants 1.1%
Outback Steakhouse, Inc. (b)                                                            730,000         18,888,750

Retail/Wholesale - Computer/Cellular 1.0%
Tech Data Corporation (b)                                                               665,000         17,986,172

Retail/Wholesale - Food 0.7%
SUPERVALU, Inc.                                                                         910,000         12,626,250

Retail/Wholesale - Office Supplies 1.3%
Office Depot, Inc. (b)                                                                3,215,000         22,906,875

Steel - Producers 1.3%
Nucor Corporation                                                                       545,000         21,629,688

Telecommunications - Cellular 3.4%
United States Cellular Corporation (b)                                                  364,600         21,967,150
Vodafone Group PLC Sponsored ADR                                                        560,000         20,055,000
VoiceStream Wireless Corporation (b)                                                    165,000         16,603,125
                                                                                                   ---------------
                                                                                                        58,625,275
Telecommunications - Equipment 0.5%
Aspect Communications Corporation (b)                                                 1,060,000          8,529,688

Telecommunications - Services 2.8%
AT&T Corporation                                                                        313,416          5,426,015
Allegiance Telecom, Inc. (b)                                                            865,800         19,277,577
Broadwing, Inc. (b)                                                                   1,035,000         23,610,937
                                                                                                   ---------------
                                                                                                        48,314,529
Textile - Apparel Manufacturing 0.3%
Jones Apparel Group, Inc. (b)                                                           180,000          5,793,750

Textile - Mill/Household 1.1%
Unifi, Inc. (b)                                                                       2,153,300         19,245,119

Utility - Telephone 1.7%
ALLTEL Corporation                                                                      455,000         28,409,063
------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $1,256,469,252)                                                            1,466,460,040
------------------------------------------------------------------------------------------------------------------

Corporate Bonds 0.7%
Voicestream Wireless Corporation/Voicestream
        Wireless Holdings Corporation
        Senior Notes, 10.375%, Due 11/15/09                                     $    10,745,900    $    11,565,275
------------------------------------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $6,742,581)                                                                 11,565,275
------------------------------------------------------------------------------------------------------------------

Short-Term Investments (a) 13.2%
Commercial Paper 0.2%
Interest Bearing, Due Upon Demand
Firstar Bank, N.A., 6.32%                                                             2,043,400          2,043,400
Sara Lee Corporation, 6.25%                                                             121,000            121,000
Wisconsin Electric Power Company, 6.24%                                                 623,870            623,870
                                                                                                   ---------------
                                                                                                         2,788,270
Money Market Funds 0.8%
Strong Heritage Money Fund -
        Institutional Class (d)                                                      15,000,000         15,000,000

Repurchase Agreements 12.2%
ABN-AMRO Inc. (Dated 12/29/00), 6.05%,
        Due 1/02/01 (Repurchase proceeds $209,440,696);
        Collateralized by: United States Government
        & Agency Issues (c)                                                         209,300,000        209,300,000
------------------------------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $227,088,270)                                                       227,088,270
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $1,490,300,103) 99.2%                                          1,705,113,585
Other Assets and Liabilities, Net 0.8%                                                                  14,592,114
------------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                                  $ 1,719,705,699
==================================================================================================================

                                    STRONG ADVISOR MID CAP GROWTH FUND

                                                                                       Shares or
                                                                                       Principal          Value
                                                                                        Amount           (Note 2)
-------------------------------------------------------------------------------------------------------------------
Common Stocks 95.7%
Commercial Services - Schools 1.3%
Apollo Group, Inc. Class A (b)                                                           48,000    $     2,361,000

Computer - Graphics 1.6%
Cadence Design Systems, Inc. (b) (f)                                                    108,000          2,970,000

Computer - Local Networks 1.5%
Extreme Networks, Inc. (b)                                                               26,000          1,017,250
Finisar Corporation (b)                                                                  64,100          1,858,900
                                                                                                   ---------------
                                                                                                         2,876,150
Computer - Memory Devices 1.2%
Network Appliance, Inc. (b)                                                              34,200          2,196,816

Computer Software - Education/Entertainment 1.6%
Electronic Arts, Inc. (b)                                                                71,600          3,051,950

Computer Software - Enterprise 4.7%
Citrix Systems, Inc. (b)                                                                100,000          2,250,000
J.D. Edwards & Company (b)                                                               40,000            712,500
Mercury Interactive Corporation (b)                                                      14,000          1,263,500
Micromuse, Inc. (b)                                                                      21,000          1,267,547
PeopleSoft, Inc. (b)                                                                     24,000            892,500
VERITAS Software Corporation (b)                                                         27,901          2,441,338
                                                                                                   ---------------
                                                                                                         8,827,385
Computer Software - Security 1.0%
Check Point Software Technologies, Ltd. (b)                                              14,100          1,883,231

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)            December 31, 2000
-------------------------------------------------------------------------------
                STRONG ADVISOR MID CAP GROWTH FUND (continued)


                                                     Shares or
                                                     Principal          Value
                                                      Amount           (Note 2)
--------------------------------------------------------------------------------
Electronics - Measuring Instruments 3.1%
Tektronix, Inc. (b)                                   116,500       $  3,924,594
Waters Corporation (b)                                 21,000          1,753,500
                                                                    ------------
                                                                       5,678,094
Electronics - Miscellaneous Components 1.1%
RF Micro Devices, Inc. (b)                             73,200          2,008,425

Electronics - Scientific Instruments 3.3%
Applera Corporation-Applied Biosystems Group           23,700          2,229,281
Millipore Corporation                                  18,900          1,190,700
Newport Corporation                                    33,500          2,633,414
                                                                    ------------
                                                                       6,053,395
Electronics - Semiconductor Equipment 1.4%
Credence Systems Corporation (b)                       25,500            586,500
KLA-Tencor Corporation (b)                             22,000            741,125
Novellus Systems, Inc. (b)                             33,000          1,185,938
                                                                    ------------
                                                                       2,513,563
Electronics - Semiconductor Manufacturing 3.9%
Maxim Integrated Products, Inc. (b)                    19,000            908,438
Micron Technology, Inc. (b)                            67,500          2,396,250
QLogic Corporation (b)                                 38,600          2,972,200
Xilinx, Inc. (b)                                       20,000            922,500
                                                                    ------------
                                                                       7,199,388
Electronics Products - Miscellaneous 5.8%
Celestica, Inc. (b)                                    45,400          2,462,949
Flextronics International, Ltd. (b)                   100,500          2,864,249
Gemstar-TV Guide International, Inc. (b)               81,700          3,768,412
Jabil Circuit, Inc. (b)                                30,000            761,249
Sanmina Corporation (b)                                12,700            973,137
                                                                    ------------
                                                                      10,829,996
Finance - Investment Brokers 7.0%
The Bear Stearns Companies, Inc.                       35,500          1,799,405
A.G. Edwards, Inc.                                     26,600          1,261,837
The Goldman Sachs Group, Inc.                          23,000          2,459,562
Legg Mason, Inc.                                       28,900          1,575,050
Lehman Brothers Holdings, Inc.                         60,100          4,064,262
Morgan Stanley, Dean Witter & Company                  22,200          1,759,350
                                                                    ------------
                                                                      12,919,466
Finance - Investment Management 3.4%
Franklin Resources, Inc.                               74,000          2,819,400
T. Rowe Price Group, Inc.                              49,500          2,092,147
Stilwell Financial, Inc.                               35,400          1,396,087
                                                                    ------------
                                                                       6,307,634
Finance - Mortgage & Related Services 0.9%
Countrywide Credit Industries, Inc.                    33,500          1,683,375

Finance - Savings & Loan 0.6%
Golden West Financial Corporation                      16,500          1,113,750

Financial Services - Miscellaneous 3.2%
Capital One Financial Corporation                      48,500          3,191,906
Providian Financial Corporation                        49,500          2,846,250
                                                                    ------------
                                                                       6,038,156
Insurance - Life 0.9%
Lincoln National Corporation                           37,000          1,750,563

Insurance - Property/Casualty/Title 2.2%
ACE, Ltd.                                              37,500          1,591,405
MGIC Investment Corporation                            15,700          1,058,768
The Progressive Corporation                            14,000          1,450,750
                                                                    ------------
                                                                       4,100,923
Internet - E*Commerce 0.3%
Critical Path, Inc. (b)                                18,200            559,650

Internet - Internet Service Provider/Content 1.2%
Commerce One, Inc. (b)                                 45,000       $  1,139,063
USinternetworking, Inc. (b)                           210,500          1,052,500
                                                                    ------------
                                                                       2,191,563
Internet - Network Security/Solutions 4.3%
Inktomi Corporation (b)                                65,500          1,170,813
Juniper Networks, Inc. (b)                             27,500          3,466,719
VeriSign, Inc. (b)                                     44,600          3,308,763
                                                                    ------------
                                                                       7,946,295
Internet - Software 4.2%
Agile Software Corporation (b)                         47,000          2,320,625
Ariba, Inc. (b)                                        12,000            645,000
Art Technology Group, Inc. (b)                         35,000          1,069,688
BEA Systems, Inc. (b)                                  39,000          2,625,188
Interwoven, Inc. (b)                                   17,000          1,120,938
                                                                    ------------
                                                                       7,781,439
Leisure - Products 1.2%
Harley-Davidson, Inc.                                  57,600          2,289,600

Leisure - Services 0.5%
Carnival Corporation                                   29,000            893,563

Media - Cable TV 0.6%
Charter Communications, Inc. Class A (b)               51,000          1,157,063

Medical - Biomedical/Genetics 7.9%
COR Therapeutics, Inc. (b)                             38,500          1,354,719
Genzyme Corporation (b)                                31,000          2,788,063
Human Genome Sciences, Inc. (b)                        36,400          2,522,975
ICOS Corporation (b)                                   35,000          1,817,813
Millennium Pharmaceuticals, Inc. (b)                   46,000          2,846,250
Protein Design Labs, Inc. (b)                          11,000            955,625
Vertex Pharmaceuticals, Inc. (b)                       33,000          2,359,500
                                                                    ------------
                                                                      14,644,945
Medical - Ethical Drugs 3.2%
Alza Corporation (b)                                   45,400          1,929,500
Biovail Corporation International (b)                  42,000          1,631,280
Elan Corporation PLC Sponsored ADR (b)                 51,000          2,387,438
                                                                    ------------
                                                                       5,948,218
Medical - Generic Drugs 1.2%
IVAX Corporation (b)                                   35,200          1,348,160
Watson Pharmaceuticals, Inc. (b)                       19,000            972,563
                                                                    ------------
                                                                       2,320,723
Medical - Hospitals 1.1%
Health Management Associates, Inc. Class A (b)        103,000          2,137,250

Medical - Nursing Homes 0.6%
Manor Care, Inc. (b)                                   53,400          1,101,375

Medical - Products 0.7%
MiniMed, Inc. (b)                                      29,500          1,239,922

Medical - Wholesale Drugs/Sundries 1.7%
AmeriSource Health Corporation Class A (b)             51,000          2,575,500
Express Scripts, Inc. Class A (b)                       6,500            664,625
                                                                    ------------
                                                                       3,240,125
Oil & Gas - Drilling 1.1%
Transocean Sedco Forex, Inc.                           44,200          2,033,200

Oil & Gas - Field Services 1.0%
BJ Services Company (b)                                26,900          1,852,738

Oil & Gas - Production/Pipeline 1.1%
Dynegy, Inc. Class A                                   35,300          1,979,006

--------------------------------------------------------------------------------
                STRONG ADVISOR MID CAP GROWTH FUND (continued)

                                                      Shares or
                                                      Principal          Value
                                                       Amount           (Note 2)
--------------------------------------------------------------------------------
Retail - Apparel/Shoe 3.0%
Abercrombie & Fitch Company Class A (b)               150,000     $    3,000,000
American Eagle Outfitters, Inc. (b)                    44,500          1,880,125
Talbots, Inc.                                          17,000            775,625
                                                                  --------------
                                                                       5,655,750
Retail - Consumer Electronics 1.7%
Best Buy Company, Inc. (b)                            107,000          3,163,188

Retail - Discount & Variety 1.4%
Dollar Tree Stores, Inc. (b)                          107,000          2,621,500

Retail/Wholesale - Computer/Cellular 1.6%
CDW Computer Centers, Inc. (b)                         19,000            529,625
RadioShack Corporation                                 58,900          2,521,656
                                                                  --------------
                                                                       3,051,281
Retail/Wholesale - Office Supplies 0.8%
Staples, Inc. (b)                                     123,100          1,454,119

Telecommunications - Equipment 5.6%
ADC Telecommunications, Inc. (b)                       77,500          1,404,688
CIENA Corporation (b)                                  18,000          1,464,750
Comverse Technology, Inc. (b)                           9,000            977,625
Corvis Corporation (b)                                 37,000            881,063
Redback Networks, Inc. (b)                             22,500            922,500
SDL, Inc. (b)                                          17,600          2,608,100
Sonus Networks, Inc. (b)                               38,000            959,500
Sycamore Networks, Inc. (b)                            31,100          1,158,475
                                                                  --------------
                                                                      10,376,701
--------------------------------------------------------------------------------
Total Common Stocks (Cost $170,678,172)                              178,002,474
--------------------------------------------------------------------------------

Short-Term Investments (a) 0.5%
Commercial Paper 0.1%
Interest Bearing, Due upon Demand
Firstar Bank, N.A., 6.32%                            $199,500            199,500
Wisconsin Electric Power Company, 6.24%                   100                100
                                                                  --------------
                                                                         199,600
United States Government Issues 0.4%
United States Treasury Bills, Due 3/15/01 (f)         700,000            692,118
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $891,382)                             891,718
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $171,569,554) 96.2%            178,894,192
Other Assets and Liabilities, Net 3.8%                                 7,093,935
--------------------------------------------------------------------------------
Net Assets 100.0%                                                 $  185,988,127
================================================================================

FUTURES
--------------------------------------------------------------------------------
                                                  Underlying
                                     Expiration   Face Amount     Unrealized
                                        Date       at Value      Depreciation
--------------------------------------------------------------------------------
Purchased:
15 NASDAQ 100 Index                     3/01     $  3,561,750    $     667,583

WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                    Contracts         Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of year                  748    $    2,218,257
Options written during the year                         5,778         8,725,378
Options closed                                         (5,626)      (10,290,479)
Options expired                                          (790)         (510,491)
Options exercised                                        (110)         (142,665)
                                                      -------    --------------
Options outstanding at end of year                         --    $           --
                                                      =======    ==============

Closed and expired options resulted in a capital gain of $822,612.

--------------------------------------------------------------------------------
                      STRONG ADVISOR SMALL CAP VALUE FUND


                                                    Shares or
                                                    Principal         Value
                                                     Amount          (Note 2)
-------------------------------------------------------------------------------
Common Stocks 90.1%
Auto/Truck - Original Equipment 1.1%
Dura Automotive Systems, Inc. (b)                    277,100     $    1,454,775
Tower Automotive, Inc. (b)                           133,900          1,205,100
                                                                 --------------
                                                                      2,659,875
Banks - Southeast 1.5%
Hibernia Corporation Class A                         286,100          3,647,775

Building - Air Conditioning &
        Heating Products 0.9%
York International Corporation (e)                    69,600          2,135,850

Building - Cement/Concrete/Aggregate 0.6%
U.S. Concrete, Inc. (b)                              234,000          1,462,500

Building - Heavy Construction 2.7%
Chicago Bridge & Iron Company NV                     257,100          4,611,731
Pitt-Des Moines, Inc.                                 62,000          2,038,250
                                                                  -------------
                                                                      6,649,981
Building - Maintenance & Services 2.0%
ABM Industries, Inc.                                 126,600          3,877,125
Healthcare Services Group, Inc. (b)                  179,700          1,145,588
                                                                  -------------
                                                                      5,022,713
Building - Paint & Allied Products 1.0%
H.B. Fuller Company (e)                               64,600          2,548,672

Building - Resident/Commercial 1.0%
Newmark Homes Corporation (b)                        238,700          2,446,675

Chemicals - Plastics 0.2%
PolyOne Corporation                                   99,000            581,625

Chemicals - Specialty 0.9%
Minerals Technologies, Inc.                           65,200          2,229,025

Commercial Services - Advertising 1.6%
R.H. Donnelley Corporation (b)                       159,900          3,887,569

Commercial Services - Business Services 0.7%
US Oncology, Inc. (b) (e)                            293,000          1,849,563

Commercial Services - Miscellaneous 1.6%
Navigant Consulting, Inc. (b)                        391,000          1,490,688
Pegasus Solutions, Inc. (b)                          351,800          2,440,613
                                                                  -------------
                                                                      3,931,301
Commercial Services - Security/Safety 2.6%
Armor Holdings, Inc. (b)                             137,900          2,404,630
The Wackenhut Corporation Class B (b)                245,000          2,113,124
Wackenhut Corrections Corporation (b)                278,800          2,056,149
                                                                  -------------
                                                                      6,573,903
Commercial Services - Staffing 1.0%
kforce.com, Inc. (b)                                  81,405            249,303
Modis Professional Services, Inc. (b)                330,100          1,361,663
Staff Leasing, Inc. (b)                              261,800            785,400
                                                                  -------------
                                                                      2,396,366
Computer - Graphics 0.1%
Evans & Sutherland Computer Corporation (b)           47,600            368,900

Computer - Integrated Systems 0.9%
Corsair Communications, Inc. (b)                     311,800          2,221,575

Computer - Memory Devices 1.3%
Iomega Corporation (b)                               936,500          3,156,005

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             December 31, 2000
--------------------------------------------------------------------------------
                STRONG ADVISOR SMALL CAP VALUE FUND (continued)

                                                     Shares or
                                                     Principal          Value
                                                      Amount           (Note 2)
--------------------------------------------------------------------------------
Computer - Optical Recognition 0.1%
UNOVA, Inc. (b)                                        93,300       $    338,213

Computer Software - Enterprise 1.7%
JDA Software Group, Inc. (b) (e)                      129,200          1,687,674
Lightbridge, Inc. (b) (e)                             197,300          2,589,562
                                                                    ------------
                                                                       4,277,236
Cosmetics - Personal Care 1.0%
International Flavors & Fragrances (e)                117,700          2,390,781

Electrical - Equipment 0.7%
Encore Wire Corporation (b)                           321,100          1,866,394

Electronics - Laser Systems/Component 2.4%
Coherent, Inc. (b) (e)                                147,400          4,790,500
Rofin-Sinar Technologies, Inc. (b)                    144,400          1,119,100
                                                                    ------------
                                                                       5,909,600
Electronics - Measuring Instruments 0.3%
IFR Systems, Inc. (b)                                 258,200            742,325

Electronics - Parts Distributors 1.2%
Richardson Electronics, Ltd.                          220,400          3,030,500

Electronics - Semiconductor Equipment 2.2%
Silicon Valley Group, Inc. (b) (e)                    195,500          5,620,625

Finance - Consumer/Commercial Loans 1.7%
World Acceptance Corporation (b)                      776,100          4,268,550

Food - Miscellaneous Preparation 0.3%
M&F Worldwide Corporation (b)                         222,000            860,250

Insurance - Property/Casualty/Title 4.4%
Medical Assurance, Inc. (b)                           172,500          2,878,593
Mercury General Corporation (e)                       178,000          7,809,749
Vesta Insurance Group, Inc.                            69,700            357,212
                                                                    ------------
                                                                      11,045,554
Medical - Ethical Drugs 0.6%
Biovail Corporation International (b) (e)              40,000          1,553,600

Medical - Instruments 0.4%
Varian Medical Systems, Inc. (b) (e)                   15,000          1,019,063

Medical - Nursing Homes 3.0%
Manor Care, Inc. (b) (e)                              359,500          7,414,688

Medical - Outpatient/Home Care 0.9%
Gentiva Health Services, Inc. (b)                     172,100          2,301,838

Medical - Products 1.6%
Allied Healthcare Products, Inc. (b)                  249,000            731,438
Pall Corporation (e)                                  159,600          3,401,475
                                                                    ------------
                                                                       4,132,913
Medical/Dental - Supplies 3.0%
Invacare Corporation                                   89,600          3,068,800
Henry Schein, Inc. (b) (e)                            130,200          4,508,175
                                                                    ------------
                                                                       7,576,975
Metal Ores - Gold/Silver 3.2%
Apex Silver Mines, Ltd. (b)                           368,200          3,083,675
Glamis Gold, Ltd.  (b)                                825,000          1,340,625
Goldcorp, Inc. (b)                                    368,600          2,234,638
Meridian Gold, Inc. (b)                               203,400          1,398,375
                                                                    ------------
                                                                       8,057,313
Metal Processing & Fabrication 0.2%
Webco Industries, Inc. (b)                            313,400            450,513

Oil & Gas - Drilling 1.9%
ENSCO International, Inc.                              10,000            340,625
Marine Drilling Companies, Inc. (b)                   148,800          3,980,400
R&B Falcon Corporation (b)                             19,200            440,400
                                                                    ------------
                                                                       4,761,425
Oil & Gas - Field Services 7.7%
Global Industries, Ltd. (b) (e)                       353,200          4,834,425
Key Energy Services, Inc. (b)                         682,200          7,120,462
Oceaneering International, Inc. (b) (e)               101,300          1,969,018
Petroleum Geo-Services ASA Sponsored ADR (b)          238,200          3,171,037
Petroleum Helicopters, Inc. (b)                       167,400          2,106,384
                                                                    ------------
                                                                      19,201,326
Oil & Gas - Machinery/Equipment 1.0%
Matrix Service Company (b) (d)                        418,800          2,486,625

Oil & Gas - United States Exploration &
  Production 12.1%
Forest Oil Corporation (b)                             80,550          2,970,281
Greka Energy Corporation (b)                          112,875          1,523,813
HS Resources, Inc. (b)                                 66,500          2,817,938
McMoRan Exploration Company (b)                       177,200          2,347,900
Meridian Resource Corporation (b)                     271,500          2,341,688
Newfield Exploration Company (b) (e)                   24,900          1,181,194
Patina Oil & Gas Corporation                          176,600          4,238,400
Pure Resources, Inc. (b)                               72,200          1,462,050
Range Resources Corporation (b)                     1,409,400          9,689,625
Stone Energy Corporation (b)                           27,000          1,742,850
                                                                    ------------
                                                                      30,315,739
Paper & Paper Products 1.8%
Chesapeake Corporation                                 98,000          2,015,125
Wausau-Mosinee Paper Corporation                      253,200          2,563,650
                                                                    ------------
                                                                       4,578,775
Pollution Control - Equipment 1.4%
Calgon Carbon Corporation                             624,900          3,554,119

Pollution Control - Services 1.4%
Newpark Resources, Inc. (b)                           374,300          3,579,244

Retail - Apparel/Shoe 0.9%
Too, Inc. (b)                                         187,200          2,340,000

Retail - Department Stores 0.4%
Shopko Stores, Inc. (b)                               199,800            999,000

Retail - Miscellaneous/Diversified 2.6%
Barbeques Galore, Ltd. Sponsored ADR (b) (d)          302,000          1,245,750
Blockbuster, Inc. Class A                             150,000          1,256,250
Sharper Image Corporation (b)                         226,100          3,476,288
Sunglass Hut International, Inc. (b)                   85,200            436,650
                                                                    ------------
                                                                       6,414,938
Retail - Restaurants 0.1%
Sizzler International, Inc. (b)                       159,300            238,950

Retail/Wholesale - Auto Parts 0.7%
TBC Corporation (b)                                   363,300          1,657,556

Retail/Wholesale - Office Supplies 0.4%
Daisytek International Corporation (b) (e)            146,700          1,008,562

Shoes & Related Apparel 1.1%
Wolverine World Wide, Inc.                            181,700          2,770,925

Steel - Producers 2.2%
Bethlehem Steel Corporation (b)                       988,200          1,729,350
Roanoke Electric Steel Corporation                     31,100            322,663
USX-US Steel Group (e)                                188,700          3,396,600
                                                                    ------------
                                                                       5,448,613

--------------------------------------------------------------------------------
                STRONG ADVISOR SMALL CAP VALUE FUND (continued)

                                                                                      Shares or
                                                                                      Principal         Value
                                                                                       Amount          (Note 2)
------------------------------------------------------------------------------------------------------------------
Telecommunications - Equipment 0.4%
Westell Technologies, Inc. Class A (b)                                                  347,300      $   1,063,606

Textile - Apparel Manufacturing 0.7%
Burlington Industries, Inc. (b)                                                       1,025,800          1,795,150

Transportation - Airline 0.8%
Linea Aerea Nacional Chile SA Sponsored ADR                                             256,600          2,036,763

Transportation - Rail 1.2%
Wisconsin Central Transportation Corporation (b)                                        207,200          3,120,950

Transportation - Services 0.5%
Fritz Companies, Inc. (b)                                                               198,300          1,202,194

Transportation - Truck 0.2%
Covenant Transport, Inc. Class A (b)                                                     47,500            510,625
------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $191,981,496)                                                                225,711,889
------------------------------------------------------------------------------------------------------------------

Short-Term Investments (a) 9.8%
Commercial Paper 0.8%
Interest Bearing, Due upon Demand
Firstar Bank, N.A., 6.32%                                                         $   1,950,550          1,950,550
Wisconsin Electric Power Company, 6.24%                                                  96,300             96,300
                                                                                                     -------------
                                                                                                         2,046,850
Repurchase Agreements 9.0%
ABN-AMRO Inc. (Dated 12/29/00), 6.05%,
  Due 1/02/01 (Repurchase proceeds
  $22,515,125); Collateralized by: United
  States Government & Agency Issues (c)                                              22,500,000         22,500,000
------------------------------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $24,546,850)                                                         24,546,850
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $216,528,346) 99.9%                                              250,258,739
Other Assets and Liabilities, Net 0.1%                                                                     341,633
------------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                                    $ 250,600,372
==================================================================================================================

WRITTEN OPTIONS ACTIVITY
------------------------------------------------------------------------------------------------------------------
                                                                                     Contracts         Premiums
------------------------------------------------------------------------------------------------------------------
Options outstanding at beginning of year                                                  1,325      $     386,386
Options written during the year                                                          44,187         13,762,257
Options closed                                                                          (35,257)       (11,470,977)
Options expired                                                                          (3,800)          (666,266)
Options exercised                                                                          (255)           (38,486)
                                                                                  -------------      -------------
Options outstanding at end of year                                                        6,200      $   1,972,914
                                                                                  =============      =============

Closed, exercised and expired options resulted in a capital loss of $459,435.

WRITTEN CALL OPTIONS DETAIL
------------------------------------------------------------------------------------------------------------------
                                                                                     Contracts
                                                                                    (100 shares         Value
                                                                                   per contract)       (Note 2)
------------------------------------------------------------------------------------------------------------------
Bioval Corporation International
  (Strike price is $27.50. Expiration date is 1/19/01.
  Premium received is $569,381.)                                                            400      ($    462,000)

Coherent, Inc.
  (Strike price is $30.00. Expiration date is 2/16/01.
  Premium received is $15,949.)                                                             100            (56,250)
  (Strike price is $35.00. Expiration date is 2/16/01.
  Premium received is $40,799.)                                                             150            (49,687)
  (Strike price is $40.00. Expiration date is 2/16/01.
  Premium received is $83,947.)                                                             350            (63,437)
  (Strike price is $45.00. Expiration date is 2/16/01.
  Premium received is $7,350.)                                                               50             (5,312)

Daisytek International Corporation
  (Strike price is $7.50. Expiration date is 1/19/01.
  Premium received is $15,299.)                                                             150      ($      3,750)

H.B. Fuller Company
  (Strike price is $35.00. Expiration date is 1/19/01.
  Premium received is $9,537.)                                                               50            (24,062)

Global Industries, Ltd.
  (Strike price is $12.50. Expiration date is 1/19/01.
  Premium received is $10,950.)                                                             100            (17,812)
  (Strike price is $15.00. Expiration date is 2/16/01.
  Premium received is $10,950.)                                                             100            (11,562)

International Flavors & Fragrances
  (Strike price is $20.00. Expiration date is 2/16/01.
  Premium received is $28,149.)                                                             200            (26,250)

JDA Software Group, Inc.
  (Strike price is $15.00. Expiration date is 1/19/01.
  Premium received is $18,108.)                                                             100             (6,875)
  (Strike price is $12.50. Expiration date is 2/16/01.
  Premium received is $13,412.)                                                              50            (11,562)
  (Strike price is $15.00. Expiration date is 2/16/01.
  Premium received is $7,787.)                                                               50             (6,562)

Lightbridge, Inc.
  (Strike price is $12.50. Expiration date is 2/16/01.
  Premium received is $21,546.)                                                             200            (41,250)

Manor Care, Inc.
  (Strike price is $12.50. Expiration date is 2/16/01.
  Premium received is $35,949.)                                                             100            (85,000)
  (Strike price is $15.00. Expiration date is 2/16/01.
  Premium received is $219,468.)                                                            800           (500,000)
  (Strike price is $17.50. Expiration date is 2/16/01.
  Premium received is $53,948.)                                                             350           (146,563)
  (Strike price is $20.00. Expiration date is 2/16/01.
  Premium received is $28,299.)                                                             150            (38,438)
  (Strike price is $17.50. Expiration date is 5/18/01.
  Premium received is $76,422.)                                                             150            (77,813)
  (Strike price is $20.00. Expiration date is 5/18/01.
  Premium received is $37,049.)                                                             150            (55,313)

Mercury General Corporation
  (Strike price is $40.00. Expiration date is 1/19/01.
  Premium received is $38,839.)                                                             220            (83,875)
  (Strike price is $45.00. Expiration date is 2/16/01.
  Premium received is $17,199.)                                                             100            (14,375)
  (Strike price is $45.00. Expiration date is 3/16/01.
  Premium received is $11,412.)                                                              50            (11,250)

Newfield Exploration Company
  (Strike price is $45.00. Expiration date is 1/19/01.
  Premium received is $26,299.)                                                             150            (51,563)

Oceaneering International, Inc.
  (Strike price is $15.00. Expiration date is 1/19/01.
  Premium received is $15,759.)                                                              80            (36,500)

Pall Corporation
  (Strike price is $22.50. Expiration date is 3/16/01.
  Premium received is $28,612.)                                                             150            (18,750)

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             December 31, 2000
--------------------------------------------------------------------------------
                STRONG ADVISOR SMALL CAP VALUE FUND (continued)

                                                        Contracts
                                                       (100 shares     Value
                                                       per contact)   (Note 2)
--------------------------------------------------------------------------------
Henry Schein, Inc.
  (Strike price is $35.00. Expiration date is 2/16/01.
  Premium received is $32,199.)                              100    ($   26,875)
  (Strike price is $25.00. Expiration date is 4/20/01.
  Premium received is $54,148.)                               75        (79,688)
  (Strike price is $30.00. Expiration date is 4/20/01.
  Premium received is $31,649.)                               75        (51,563)
  (Strike price is $35.00. Expiration date is 4/20/01.
  Premium received is $22,974.)                               50        (20,313)

Silicon Valley Group, Inc.
  (Strike price is $30.00. Expiration date is 1/19/01.
  Premium received is $77,847.)                              300        (48,750)
  (Strike price is $35.00. Expiration date is 1/19/01.
  Premium received is $36,424.)                              150         (7,500)

USX-US Steel Group
  (Strike price is $15.00. Expiration date is 2/16/01.
  Premium received is $26,899.)                              200        (60,000)
  (Strike price is $17.50. Expiration date is 2/16/01.
  Premium received is $29,699.)                              100        (13,750)

US Oncology, Inc.
  (Strike price is $7.50. Expiration date is 3/16/01.
  Premium received is $1,850.)                                25         (1,250)

Varian Medical Systems, Inc.
  (Strike price is $50.00. Expiration date is 2/16/01.
   Premium received is $36,644.)                              35        (63,875)
  (Strike price is $55.00. Expiration date is 2/16/01.
   Premium received is $55,758.)                              80       (109,000)
  (Strike price is $60.00. Expiration date is 2/16/01.
   Premium received is $15,645.)                              35        (34,563)

York International Corporation
   (Strike price is $25.00. Expiration date is 1/19/01.
   Premium received is $14,850.)                              50        (28,750)
   (Strike price is $25.00. Expiration date is 2/16/01.
   Premium received is $22,274.)                              75        (46,875)
   (Strike price is $30.00. Expiration date is 2/16/01.
   Premium received is $49,436.)                             250        (68,750)
   (Strike price is $30.00. Expiration date is 5/18/01.
   Premium received is $22,199.)                             100        (45,625)
                                                          ------    -----------
                                                           6,200    ($2,612,938)
                                                          ======    ===========

--------------------------------------------------------------------------------
                         STRONG ADVISOR U.S. VALUE FUND

                                                       Shares or
                                                       Principal        Value
                                                        Amount        (Note 2)
--------------------------------------------------------------------------------
Common Stocks 89.8%
Aerospace - Defense 2.1%
The Boeing Company                                       63,000    $   4,158,000
Lockheed Martin Corporation                              33,000        1,120,350
                                                                   -------------
                                                                       5,278,350
Aerospace - Defense Equipment 1.8%
United Technologies Corporation                          57,000        4,481,625

Banks - Money Center 7.7%
Bank of America Corporation                              65,500        3,004,813
The Bank of New York Company, Inc.                       72,000        3,973,500
Citigroup, Inc.                                         173,269        8,847,548
J.P. Morgan Chase & Company, Inc.                        78,000        3,544,125
                                                                   -------------
                                                                      19,369,986

Banks - Super Regional 1.3%
Wells Fargo Company                                      59,000    $   3,285,563

Beverages - Alcoholic 2.3%
Anheuser-Busch Companies, Inc.                          126,000        5,733,000

Beverages - Soft Drinks 0.4%
PepsiCo, Inc.                                            19,000          941,687

Building - Construction Products/
   Miscellaneous 0.6%
Masco Corporation                                        59,800        1,536,113

Chemicals - Basic 0.6%
The Dow Chemical Company                                 41,000        1,501,625

Commercial Services - Advertising 1.1%
The Interpublic Group of Companies, Inc.                 61,800        2,630,362

Computer - Manufacturers 1.0%
International Business Machines Corporation              23,800        2,023,000
Sun Microsystems, Inc. (b)                               18,000          501,750
                                                                   -------------
                                                                       2,524,750
Computer - Services 0.5%
Computer Sciences Corporation (b)                        21,300        1,280,663

Computer Software - Desktop 0.7%
Microsoft Corporation (b)                                41,000        1,778,375

Cosmetics - Personal Care 0.7%
The Gillette Company                                     45,000        1,625,625

Diversified Operations 2.6%
E.I. Du Pont de Nemours & Company                        21,200        1,024,225
Pharmacia Corporation                                    16,500        1,006,500
Textron, Inc.                                            40,000        1,860,000
Tyco International, Ltd.                                 47,000        2,608,500
                                                                   -------------
                                                                       6,499,225
Electrical - Equipment 3.5%
Emerson Electric Company                                 38,000        2,994,875
General Electric Company                                122,500        5,872,344
                                                                   -------------
                                                                       8,867,219
Electronics - Semiconductor Manufacturing 2.6%
Intel Corporation                                        97,000        2,934,250
Texas Instruments, Inc.                                  27,100        1,283,863
Xilinx, Inc. (b)                                         50,700        2,338,537
                                                                   -------------
                                                                       6,556,650
Finance - Consumer/Commercial Loans 1.1%
Household International, Inc.                            52,000        2,860,000

Finance - Investment Brokers 1.8%
Merrill Lynch & Company, Inc.                            47,000        3,204,813
Morgan Stanley, Dean Witter & Company                    16,800        1,331,400
                                                                   -------------
                                                                       4,536,213
Finance - Mortgage & Related Services 4.4%
Federal Home Loan Mortgage Corporation                  124,000        8,540,500
Federal National Mortgage Association                    30,000        2,602,500
                                                                   -------------
                                                                      11,143,000
Financial Services - Miscellaneous 2.6%
American Express Company                                 64,500        3,543,469
MBNA Corporation                                         83,000        3,065,812
                                                                   -------------
                                                                       6,609,281

--------------------------------------------------------------------------------
                   STRONG ADVISOR U.S. VALUE FUND (continued)

                                                                Shares or
                                                                Principal        Value
                                                                 Amount        (Note 2)
----------------------------------------------------------------------------------------
Food - Miscellaneous Preparation 1.5%
Quaker Oats Company                                               39,000    $  3,797,625

Insurance - Brokers 2.7%
Aon Corporation                                                  101,200       3,466,100
Marsh & McLennan Companies, Inc.                                  28,400       3,322,800
                                                                            ------------
                                                                               6,788,900
Insurance - Property/Casualty/Title 4.2%
The Allstate Corporation                                          96,000       4,182,000
American International Group, Inc.                                63,444       6,253,199
                                                                            ------------
                                                                              10,435,199
Machinery - Farm 1.2%
Deere & Company                                                   67,700       3,101,506

Machinery - General Industrial 0.2%
Ingersoll-Rand Company                                            12,000         502,500

Media - Books 0.9%
McGraw-Hill, Inc.                                                 36,600       2,145,675

Media - Cable TV 2.7%
Comcast Corporation Class A (b)                                   54,000       2,254,500
Time Warner, Inc.                                                 85,584       4,470,908
                                                                            ------------
                                                                               6,725,408
Media - Newspapers 0.4%
Gannett Company, Inc.                                             17,000       1,072,063

Media - Radio/TV 0.7%
Viacom, Inc. Class B (b)                                          39,480       1,845,690

Medical - Drug/Diversified 1.0%
Johnson & Johnson                                                 24,500       2,574,031


Medical - Ethical Drugs 5.0%
Eli Lilly & Company                                               13,000       1,209,812
Merck & Company, Inc.                                             30,000       2,808,750
Pfizer, Inc.                                                     117,200       5,391,200
Schering-Plough Corporation                                       55,000       3,121,250
                                                                            ------------
                                                                              12,531,012
Medical - Health Maintenance
        Organizations 1.1%
UnitedHealth Group, Inc.                                          44,000       2,700,500

Medical - Hospitals 0.9%
HCA-The Healthcare Company                                        54,000       2,376,540

Oil & Gas - Drilling 0.4%
Transocean Sedco Forex, Inc.                                      24,000       1,104,000

Oil & Gas - International Integrated 5.7%
Exxon Mobil Corporation                                          101,138       8,792,685
Royal Dutch Petroleum Company                                     50,000       3,028,125
Texaco, Inc.                                                      41,100       2,553,337
                                                                            ------------
                                                                              14,374,147
Oil & Gas - Machinery/Equipment 3.1%
Baker Hughes, Inc.                                                97,000       4,031,563
Grant Prideco, Inc. (b)                                          172,000       3,773,250
                                                                            ------------
                                                                               7,804,813
Oil & Gas - Production/Pipeline 0.5%
Enron Corporation                                                 15,500       1,288,437

Paper & Paper Products 0.3%
The Mead Corporation                                              26,800         840,850

Retail - Drug Stores 1.2%
CVS Corporation                                                   50,200    $  3,008,862

Retail - Major Discount Chains 3.1%
Target Corporation                                                69,000       2,225,250
Wal-Mart Stores, Inc.                                            102,400       5,440,000
                                                                            ------------
                                                                               7,665,250
Retail - Super/Mini Markets 1.0%
The Kroger Company (b)                                            94,000       2,543,875

Retail/Wholesale - Building Products 1.4%
The Home Depot, Inc.                                              76,650       3,501,947

Retail/Wholesale - Computer/Cellular 0.3%
RadioShack Corporation                                            16,000         685,000

Soap & Cleaning Preparations 0.8%
The Procter & Gamble Company                                      24,000       1,882,500

Telecommunications - Equipment 1.7%
Corning, Inc.                                                     22,898       1,209,301
Motorola, Inc.                                                    84,000       1,701,000
Nortel Networks Corporation                                       45,000       1,442,812
                                                                            ------------
                                                                               4,353,113
Telecommunications - Services 1.4%
BellSouth Corporation                                             24,000         982,500
McLeod, Inc. (b)                                                  49,000         692,125
Verizon Communications                                            36,500       1,829,563
                                                                            ------------
                                                                               3,504,188
Tobacco 1.6%
Philip Morris Companies, Inc.                                     89,500       3,938,000

Utility - Electric Power 3.9%
Duke Energy Corporation                                           62,000       5,285,500
Exelon Corporation                                                32,575       2,287,091
The Southern Company                                              40,000       1,330,000
TXU Corporation                                                   22,500         997,031
                                                                            ------------
                                                                               9,899,622
Utility - Telephone 1.5%
SBC Communications, Inc.                                          76,949       3,674,315
----------------------------------------------------------------------------------------
Total Common Stocks (Cost $163,933,656)                                      225,704,880
----------------------------------------------------------------------------------------

Convertible Preferred Stocks 0.5%
The Seagram Company, Ltd. 7.50%                                   24,100       1,256,212
----------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Cost $1,208,012)                           1,256,212
----------------------------------------------------------------------------------------

Short-Term Investments (a) 9.6%
Commercial Paper 1.0%
Interest Bearing, Due upon Demand
Firstar Bank, N.A., 6.32%                                   $  2,444,600       2,444,600
Wisconsin Electric Power Company, 6.24%                              100             100
                                                                            ------------
                                                                               2,444,700
Repurchase Agreements 8.6%
ABN-AMRO Inc. (Dated 12/29/00), 6.05%,
   Due 1/02/01 (Repurchase proceeds $21,814,654);
   Collateralized by: United States Government &
   Agency Issues (c)                                          21,800,000      21,800,000
----------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $24,244,700)                               24,244,700
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Total Investments in Securities (Cost $189,386,368) 99.9%                    251,205,792
Other Assets and Liabilites, Net 0.1%                                            218,717
----------------------------------------------------------------------------------------
Net Assets 100.0%                                                           $251,424,509
========================================================================================

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             December 31, 2000
--------------------------------------------------------------------------------
                           STRONG ADVISOR FOCUS FUND

                                                                              Shares or
                                                                              Principal             Value
                                                                                Amount            (Note 2)
-----------------------------------------------------------------------------------------------------------
Common Stocks 97.5%
Banks - Money Center 4.7%
Citigroup, Inc.                                                                  1,500       $      76,594

Computer Software - Security 4.1%
Check Point Software Technologies, Ltd. (b)                                        500              66,797

Diversified Operations 2.0%
Tyco International, Ltd.                                                           600              33,319

Electronics - Scientific Instruments 6.2%
Applera Corporation - Applied Biosystems Group                                     400              37,675
Millipore Corporation                                                            1,000              62,969
                                                                                             -------------
                                                                                                   100,644
Electronics Products - Miscellaneous 3.4%
Gemstar - TV Guide International, Inc. (b)                                       1,200              55,350

Finance - Investment Brokers 5.2%
Merrill Lynch & Company, Inc.                                                      300              20,456
Morgan Stanley, Dean Witter & Company                                              800              63,425
                                                                                             -------------
                                                                                                    83,881
Finance - Mortgage & Related Services 10.4%
Countrywide Credit Industries, Inc.                                              1,700              85,372
Federal Home Loan Mortgage Corporation                                           1,200              82,687
                                                                                             -------------
                                                                                                   168,059
Insurance - Property/Casualty/Title 2.7%
The Allstate Corporation                                                         1,000              43,562

Internet - Network Security/Solutions 5.0%
Cisco Systems, Inc. (b)                                                            800              30,600
Juniper Networks, Inc. (b)                                                         400              50,450
                                                                                             -------------
                                                                                                    81,050
Internet - Software 3.3%
BEA Systems, Inc. (b)                                                              800              53,850

Leisure - Services 3.8%
Carnival Corporation                                                             2,000              61,688

Medical - Biomedical/Genetics 3.0%
Genentech, Inc. (b)                                                                600              48,919

Medical - Wholesale Drugs/Sundries 2.5%
Cardinal Health, Inc.                                                              400              39,850

Oil & Gas - Drilling 1.1%
Nabors Industries, Inc. (b)                                                        300              17,745

Oil & Gas - Field Services 1.7%
BJ Services Company (b)                                                            400              27,537

Oil & Gas - Machinery/Equipment 5.1%
Baker Hughes, Inc.                                                               2,000              83,125

Oil & Gas - Production/Pipeline 8.8%
Dynegy, Inc. Class A                                                             1,000              56,063
El Paso Energy Corporation                                                       1,200              85,950
                                                                                             -------------
                                                                                                   142,013
Oil & Gas - United States Exploration &
   Production 4.4%
Anadarko Petroleum Corporation                                                   1,000              71,085

Retail - Department Stores 3.4%
Kohl's Corporation (b)                                                             900              54,928

Retail - Drug Stores 0.8%
Walgreen Company                                                                   300              12,544


Retail - Major Discount Chains 3.0%
Target Corporation                                                               1,500       $      48,375

Retail - Super/Mini Markets 0.8%
The Kroger Company (b)                                                             500              13,531

Telecommunications - Equipment 12.1%
Comverse Technology, Inc. (b) (e)                                                1,000             108,656
Nokia Corporation Sponsored ADR                                                    900              39,150
Qualcomm, Inc. (b)                                                                 600              49,294
                                                                                             -------------
                                                                                                   197,100
-----------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $1,537,498)                                                            1,581,546
-----------------------------------------------------------------------------------------------------------------

Short-Term Investments (a) 0.5%
Repurchase Agreements
State Street Bank (Dated 12/29/00), 6.25%,
   Due 1/02/01 (Repurchase proceeds
   $7,905); Collateralized by: United
   States Treasury Bonds (c)                                                    $7,900               7,900
-----------------------------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $7,900)                                                           7,900
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $1,545,398) 98.0%                                          1,589,446
Other Assets and Liabilites, Net 2.0%                                                               33,161
-----------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                            $   1,622,607
=================================================================================================================

WRITTEN OPTIONS ACTIVITY
-----------------------------------------------------------------------------------------------------------------
                                                                             Contracts            Premiums
-----------------------------------------------------------------------------------------------------------------
Options outstanding at beginning of year                                            --       $          --
Options written during the year                                                      2               1,744
Options closed                                                                      --                  --
Options expired                                                                     --                  --
Options exercised                                                                   --                  --
                                                                                  ----       -------------
Options outstanding at end of year                                                   2       $       1,744
                                                                                  ====       =============

WRITTEN CALL OPTIONS DETAIL
-----------------------------------------------------------------------------------------------------------------
                                                                           Contracts
                                                                          (100 shares               Value
                                                                          per contract)           (Note 2)
-----------------------------------------------------------------------------------------------------------------
Comverse Technology, Inc.
   (Strike price is $110.00. Expiration date is 1/19/01.
   Premium received is $1,744.)                                                      2             ($1,675)

-----------------------------------------------------------------------------------------------------------------
                        STRONG ADVISOR TECHNOLOGY FUND

                                                                             Shares or
                                                                             Principal              Value
                                                                              Amount              (Note 2)
-----------------------------------------------------------------------------------------------------------------
Common Stocks 86.6%
Computer - Local Networks 7.4%
Brocade Communications Systems, Inc. (b)                                           200       $      18,362
Tricord Systems, Inc. (b)                                                        2,000              16,625
                                                                                             -------------
                                                                                                    34,987
Computer - Graphics 4.8%
NVIDIA Corporation (b)                                                             700              22,936

Computer Software - Enterprise 14.9%
i2 Technologies, Inc. (b)                                                          400              21,750
Mercury Interactive Corporation (b)                                                200              18,050
Precise Software Solutions, Ltd. (b)                                               700              17,325
Siebel Systems, Inc. (b)                                                           200              13,525
                                                                                             -------------
                                                                                                    70,650

--------------------------------------------------------------------------------
                  STRONG ADVISOR TECHNOLOGY FUND (continued)

                                                                              Shares or
                                                                              Principal              Value
                                                                                 Amount            (Note 2)
-----------------------------------------------------------------------------------------------------------------
Computer Software - Financial 4.1%
Intuit, Inc. (b)                                                                    500     $        19,719

Computer Software - Security 4.7%
WatchGuard Technologies, Inc. (b)                                                   700              22,138

Electrical - Connectors 2.7%
Molex, Inc. Class A                                                                 500              12,719

Electronics - Laser Systems/Component 4.8%
Coherent, Inc. (b)                                                                  700              22,750

Electronics - Semiconductor Equipment 5.0%
KLA-Tencor Corporation (b)                                                          700              23,581

Electronics - Semiconductor Manufacturing 9.4%
Cree, Inc. (b)                                                                      600              21,319
Linear Technology Corporation                                                       500              23,125
                                                                                            ---------------
                                                                                                     44,444
Internet - Network Security/Solutions 8.4%
Juniper Networks, Inc. (b)                                                          200              25,212
VeriSign, Inc. (b)                                                                  200              14,838
                                                                                            ---------------
                                                                                                     40,050
Internet - Software 11.2%
Agile Software Corporation (b)                                                      400              19,750
BEA Systems, Inc. (b)                                                               200              13,462
Interwoven, Inc. (b)                                                                300              19,781
                                                                                            ---------------
                                                                                                     52,993
Telecommunications - Equipment 9.2%
CIENA Corporation (b)                                                               200              16,275
Stratos Lightwave, Inc. (b)                                                       1,600              27,300
                                                                                            ---------------
                                                                                                     43,575
-----------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $445,182)                                                                 410,542
-----------------------------------------------------------------------------------------------------------
Short-Term Investments (a) 15.1%
Repurchase Agreements 4.7%
State Street Bank (Dated 12/29/00), 6.25%,
  Due 1/02/01 (Repurchase proceeds
  $22,315); Collateralized by: United
  States Treasury Bonds (c)                                               $      22,300              22,300

United States Government Issues 10.4%
United States Treasury Bills, Due 3/29/01                                        50,000              49,319
-----------------------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $71,619)                                                          71,619
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $516,801) 101.7%                                              482,161
Other Assets and Liabilites, Net (1.7%)                                                              (8,006)
-----------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                           $       474,155
===========================================================================================================

--------------------------------------------------------------------------------
LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)  Non-income producing security.
(c)  See Note 2(I) of Notes to Financial Statements.
(d)  Affiliated Issuer. (See Note 8 of Notes to Financial Statements.)
(e) All or a portion of these securities are held in conjunction with open written option contracts.
(f) All or a portion of security pledged or segregated as collateral to cover margin requirements for futures contracts.

Percentages are stated as a percent of net assets.

                      See Notes to Financial Statements.                      23

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 2000

                                                                                          (In Thousands)

                                                                 Strong Advisor   Strong Advisor  Strong Advisor Strong Advisor
                                                                  Common Stock    Mid Cap Growth     Small Cap     U.S. Value
                                                                       Fund             Fund        Value Fund        Fund
                                                                 --------------   --------------  -------------- --------------
Assets:
  Investments in Securities, at Value
    (Including Repurchase Agreements of $209,300, $0, $22,500
    and $21,800, respectively)
    Unaffiliated Issuers (Cost of $1,475,300,
    $171,570, $212,816 and $189,386, respectively)                   $ 1,690,114    $   178,894    $   246,527   $   251,206
    Affiliated Issuers (Cost of $15,000, $0, $3,712 and
    $0, respectively)                                                     15,000             --          3,732            --
  Receivable for Securities Sold                                          20,058         10,683          6,212            --
  Receivable for Fund Shares Sold                                             17            717          3,751             8
  Dividends and Interest Receivable                                        1,052             34             40           222
  Other Assets                                                                59             45            151            54
                                                                     -----------    -----------    -----------   -----------
  Total Assets                                                         1,726,300        190,373        260,413       251,490

Liabilities:
  Payable for Securities Purchased                                         6,037          3,978          7,035            --
  Written Options, at Value
   (Premiums Received of $0, $0, $1,973 and $0, respectively)                 --             --          2,613            --
  Payable for Fund Shares Redeemed                                           401            155            116            19
  Variation Margin Payable                                                    --            191             --            --
  Accrued Operating Expenses and Other Liabilities                           156             61             49            46
                                                                     -----------    -----------    -----------   -----------
  Total Liabilities                                                        6,594          4,385          9,813            65
                                                                     -----------    -----------    -----------   -----------
Net Assets                                                           $ 1,719,706    $   185,988    $   250,600   $   251,425
                                                                     ===========    ===========    ===========   ===========

Net Assets Consist of:
  Capital Stock (par value and paid-in capital)                      $ 1,519,413    $   206,815    $   216,115   $   184,076
  Accumulated Net Investment Income                                           --             --              9             4
  Accumulated Net Realized Gain (Loss)                                   (14,521)       (27,484)         1,386         5,525
  Net Unrealized Appreciation                                            214,814          6,657         33,090        61,820
                                                                     -----------    -----------    -----------   -----------
  Net Assets                                                         $ 1,719,706    $   185,988    $   250,600   $   251,425
                                                                     ===========    ===========    ===========   ===========

24                     See Notes to Financial Statements.

--------------------------------------------------------------------------------
December 31, 2000

                                                                   Strong Advisor   Strong Advisor   Strong Advisor   Strong Advisor
                                                                    Common Stock    Mid Cap Growth      Small Cap       U.S. Value
                                                                        Fund             Fund          Value Fund          Fund
                                                                   --------------   --------------   --------------   --------------
Class A ($ and shares in full)
  Net Assets                                                       $      250,513   $      683,259   $    1,178,139   $      166,526
  Capital Shares Outstanding (Unlimited Number Authorized)                 10,080           32,112           68,618            7,879
Net Asset Value Per Share                                          $        24.85   $        21.28   $        17.17   $        21.13
                                                                   ==============   ==============   ==============   ==============
Public Offering Price Per Share
  ($24.85 divided by .9425, $21.28 divided by .9425,
  $17.17 divided by .9425 and $21.13 divided by .9425,
    respectively)                                                  $        26.37   $        22.58   $        18.22   $        22.42
                                                                   ==============   ==============   ==============   ==============
Class B ($ and shares in full)
  Net Assets                                                       $      158,664   $      223,268   $      182,478   $      130,714
  Capital Shares Outstanding (Unlimited Number Authorized)                  6,383           10,498           10,631            6,184
Net Asset Value Per Share                                          $        24.86   $        21.27   $        17.16   $        21.14
                                                                   ==============   ==============   ==============   ==============
Class C ($ and shares in full)
  Net Assets                                                       $      120,076   $      228,699   $      137,505   $      103,416
  Capital Shares Outstanding (Unlimited Number Authorized)                  4,830           10,759            8,009            4,892
Net Asset Value Per Share                                          $        24.86   $        21.26   $        17.17   $        21.14
                                                                   ==============   ==============   ==============   ==============
Class L ($ and shares in full)
  Net Assets                                                       $      158,137   $      114,109   $      117,049   $      103,428
  Capital Shares Outstanding (Unlimited Number Authorized)                  6,363            5,365            6,819            4,893
Net Asset Value Per Share                                          $        24.85   $        21.27   $        17.16   $        21.14
                                                                   ==============   ==============   ==============   ==============
Public Offering Price Per Share
  ($24.85 divided by .99, $21.27 divided by .99,
  $17.16 divided by .99 and $21.14 divided by .99, respectively)   $        25.10   $        21.48   $        17.33   $        21.35
                                                                   ==============   ==============   ==============   ==============
Class Z ($ and shares in full)
  Net Assets                                                       $1,719,018,309   $  184,738,792   $  248,985,201   $  250,920,425
  Capital Shares Outstanding (Unlimited Number Authorized)             85,288,820        9,143,193       14,497,435       12,149,178
Net Asset Value Per Share                                          $        20.16   $        20.21   $        17.17   $        20.65
                                                                   ==============   ==============   ==============   ==============


                    See Notes to Financial Statements.                        25

--------------------------------------------------------------------------------
December 31, 2000

                                                                                 (In Thousands, Except As Noted)

                                                                                                  Strong Advisor
                                                                                  Strong Advisor    Technology
                                                                                    Focus Fund         Fund
                                                                                 ---------------  --------------
Assets:
  Investments in Securities, at Value
     (Cost of $1,545 and $517, respectively)                                        $     1,589    $       482
  Receivable for Securities Sold                                                             56             80
  Receivable for Fund Shares Sold                                                            27             --
  Prepaid Expenses                                                                           73             71
  Other Assets                                                                               34             31
                                                                                    -----------    -----------
  Total Assets                                                                            1,779            664

Liabilities:
  Payable for Securities Purchased                                                           80            116
  Written Options, at Value (Premiums Received of $2 and $0, respectively)                    2             --
  Accrued Operating Expenses and Other Liabilities                                           74             74
                                                                                    -----------    -----------
  Total Liabilities                                                                         156            190
                                                                                    -----------    -----------
Net Assets                                                                          $     1,623    $       474
                                                                                    ===========    ===========

Net Assets Consist of:
  Capital Stock (par value and paid-in capital)                                     $     1,626    $       504
  Accumulated Net Realized Gain (Loss)                                                      (47)             5
  Net Unrealized Appreciation (Depreciation)                                                 44            (35)
                                                                                    -----------    -----------
  Net Assets                                                                        $     1,623    $       474
                                                                                    ===========    ===========

Class A ($ and shares in full)
  Net Assets                                                                        $ 1,150,602    $   196,289
  Capital Shares Outstanding (Unlimited Number Authorized)                              112,115         21,183

Net Asset Value Per Share                                                           $     10.26    $      9.27
                                                                                    ===========    ===========
Public Offering Price Per Share
  ($10.26 divided by .9425 and $9.27 divided by .9425, respectively)                $     10.89    $      9.84
                                                                                    ===========    ===========

Class B ($ and shares in full)
  Net Assets                                                                        $   254,092    $    92,616
  Capital Shares Outstanding (Unlimited Number Authorized)                               24,834         10,000

Net Asset Value Per Share                                                           $     10.23    $      9.26
                                                                                    ===========    ===========

Class C ($ and shares in full)
  Net Assets                                                                        $   111,516    $    92,616
  Capital Shares Outstanding (Unlimited Number Authorized)                               10,900         10,000

Net Asset Value Per Share                                                           $     10.23    $      9.26
                                                                                    ===========    ===========
Class L ($ and shares in full)
  Net Assets                                                                        $   106,397    $    92,634
  Capital Shares Outstanding (Unlimited Number Authorized)                               10,393         10,000

Net Asset Value Per Share                                                           $     10.24    $      9.26
                                                                                    ===========    ===========
Public Offering Price Per Share
  ($10.24 divided by .99 and $9.26 divided by .99, respectively)                    $     10.34    $      9.35
                                                                                    ===========    ===========

                      See Notes to Financial Statements.                      26

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                  (In Thousands)


                                                  Strong Advisor  Strong Advisor   Strong Advisor
                                                   Common Stock       Mid Cap        Small Cap          Strong Advisor
                                                       Fund         Growth Fund      Value Fund         U.S. Value Fund
                                                  --------------  --------------   --------------   ------------------------
                                                    Year Ended      Year Ended       Year Ended     Period Ended  Year Ended
                                                     Dec. 31,        Dec. 31,          Dec. 31,        Dec. 31,    Oct. 31,
                                                       2000            2000              2000            2000        2000
                                                   -------------  --------------   --------------   ------------  ----------
                                                                                                       (Note 1)
Income:
  Dividends - Unaffiliated Issuers                   $  12,131      $     208        $     664        $     582    $   2,424
  Dividends - Affiliated Issuers                           505             --               --               --           --
  Interest                                              11,560            459            1,281              179          444
                                                     ---------      ---------        ---------        ---------    ---------
  Total Income                                          24,196            667            1,945              761        2,868

Expenses:
  Investment Advisory Fees                              13,664          1,182            1,109              230        1,370
  Administrative Fees - Class Z                          3,735            354              334              104          398
  Custodian Fees                                            90             31               36                1           10
  Shareholder Servicing Costs - Class Z                  2,336            313              313               58          340
  Reports to Shareholders - Class Z                        430             93               51               36          105
  Transfer Agency Banking Charges - Class Z                 --              5                6               --            1
  Other                                                    219             96               87               13           80
                                                     ---------      ---------        ---------        ---------    ---------
  Total Expenses before Fees Paid Indirectly
      by Advisor                                        20,474          2,074            1,936              442        2,304
  Fees Paid Indirectly by Advisor - Class Z (Note 3)       (30)            --               --               --           --
                                                     ---------      ---------        ---------        ---------    ---------
  Expenses, Net                                         20,444          2,074            1,936              442        2,304
                                                     ---------      ---------        ---------        ---------    ---------
Net Investment Income (Loss)                             3,752         (1,407)               9              319          564

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
      Investments                                      215,174        (21,069)           2,191            6,145        4,892
      Futures Contracts and Options                     (2,710)         2,269             (434)              --         (110)
      Short Transactions                                    --             46               --               --           --
      Foreign Currencies                                    (5)            --               --               --           --
                                                     ---------      ---------        ---------        ---------    ---------
      Net Realized Gain (Loss)                         212,459        (18,754)           1,757            6,145        4,782
  Net Change in Unrealized Appreciation/
      Depreciation on:
      Investments                                     (238,254)       (16,331)          27,025          (11,834)      10,740
      Futures Contracts and Options                        167           (510)            (733)              --           --
      Foreign Currencies                                    (2)            --               --               --           --
                                                     ---------      ---------        ---------        ---------    ---------
      Net Change in Unrealized
        Appreciation/Depreciation                     (238,089)       (16,841)          26,292          (11,834)      10,740
                                                     ---------      ---------        ---------        ---------    ---------
Net Gain (Loss) on Investments                         (25,630)       (35,595)          28,049           (5,689)      15,522
                                                     ---------      ---------        ---------        ---------    ---------
Net Increase (Decrease) in Net Assets
  Resulting from Operations                         ($  21,878)    ($  37,002)       $  28,058       ($   5,370)   $  16,086
                                                     =========      =========        =========        =========    =========

                   See Notes to Financial Statements.                         27

--------------------------------------------------------------------------------

                                                                                               (In Thousands)

                                                                                       Strong Advisor    Strong Advisor
                                                                                         Focus Fund     Technology Fund
                                                                                       --------------   ---------------
                                                                                        Period Ended      Period Ended
                                                                                          Dec. 31,          Dec. 31,
                                                                                            2000              2000
                                                                                       --------------   ---------------
                                                                                          (Note 1)          (Note 1)
Interest Income                                                                             $  1               $  -

Expenses:
  Investment Advisory Fees                                                                     1                  -
  Professional Fees                                                                            1                  1
  Federal and State Registration Fees                                                          5                  5
                                                                                            ----               ----
  Total Expenses before Waivers and Absorptions                                                7                  6
  Voluntary Expense Waivers and Absorptions by Advisor                                        (5)                (3)
                                                                                            ----               ----
  Expenses, Net                                                                                2                  3
                                                                                            ----               ----
Net Investment Loss                                                                           (1)                (3)

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on Investments                                                    (47)                 8
  Net Change in Unrealized Appreciation/Depreciation on Investments                           44                (35)
                                                                                            ----               ----
Net Loss on Investments                                                                       (3)               (27)
                                                                                            ----               ----
Net Decrease in Net Assets Resulting from Operations                                       ($  4)             ($ 30)
                                                                                            ====               ====

28                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                (In Thousands)

                                                              Strong Advisor                       Strong Advisor
                                                             Common Stock Fund                   Mid Cap Growth Fund
                                                       -----------------------------        -----------------------------
                                                        Year Ended      Year Ended           Year Ended      Year Ended
                                                       Dec. 31, 2000   Dec. 31, 1999        Dec. 31, 2000   Dec. 31, 1999
                                                       -------------   -------------        -------------   -------------
Operations:
  Net Investment Income (Loss)                         $     3,752      ($      784)         ($   1,407)     ($      344)
  Net Realized Gain (Loss)                                 212,459          285,536             (18,754)           6,501
  Net Change in Unrealized Appreciation/Depreciation      (238,089)         223,141             (16,841)          19,361
                                                       -----------       ----------           ---------       ----------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                        (21,878)         507,893             (37,002)          25,518
Distributions:
  From Net Investment Income - Class Z                      (3,606)              --                  --               --
  From Net Realized Gains - Class Z                       (308,135)        (246,480)             (8,543)          (4,464)
                                                       -----------       ----------           ---------       ----------
  Total Distributions                                     (311,741)        (246,480)             (8,543)          (4,464)
Capital Share Transactions (Note 6):
  Net Increase in Net Assets from Capital Share
    Transactions                                           320,244           31,767             166,103           25,079
                                                       -----------       ----------           ---------       ----------
Total Increase (Decrease) in Net Assets                    (13,375)         293,180             120,558           46,133
Net Assets:
  Beginning of Year                                      1,733,081        1,439,901              65,430           19,297
                                                       -----------       ----------           ---------       ----------
  End of Year                                          $ 1,719,706       $1,733,081           $ 185,988       $   65,430
                                                       ===========       ==========           =========       ==========

                      See Notes to Financial Statements.                      29

--------------------------------------------------------------------------------

                                                                              (In Thousands)

                                                             Strong Advisor
                                                          Small Cap Value Fund               Strong Advisor U.S. Value Fund
                                                     -----------------------------   ---------------------------------------------
                                                      Year Ended      Year Ended     Period Ended     Year Ended      Year Ended
                                                     Dec. 31, 2000   Dec. 31, 1999   Dec. 31, 2000   Oct. 31, 2000   Oct. 31, 1999
                                                     -------------   -------------   -------------   -------------   -------------
                                                                                        (Note 1)
Operations:
  Net Investment Income (Loss)                          $       9     ($    271)       $      319     $       564     $       567
  Net Realized Gain (Loss)                                  1,757          (189)            6,145           4,782           5,122
  Net Change in Unrealized Appreciation/Depreciation       26,292         8,095           (11,834)         10,740          27,461
                                                        ---------      --------        ----------     -----------     -----------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                        28,058         7,635            (5,370)         16,086          33,150
Distributions:
  From Net Investment Income - Class Z                         --            --              (346)           (532)           (639)
  From Net Realized Gains - Class Z                            --            --            (5,453)         (4,182)             --
                                                        ---------      --------        ----------     -----------     -----------
  Total Distributions                                          --            --            (5,799)         (4,714)           (639)
Capital Share Transactions (Note 6):
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                            177,309        13,460            10,208          59,236         (21,489)
                                                        ---------      --------        ----------     -----------     -----------
Total Increase (Decrease) in Net Assets                   205,367        21,095              (961)         70,608          11,022
Net Assets:
  Beginning of Period                                      45,233        24,138           252,386         181,778         170,756
                                                        ---------      --------        ----------     -----------     -----------
  End of Period                                         $ 250,600      $ 45,233        $  251,425     $   252,386     $   181,778
                                                        =========      ========        ==========     ===========     ===========

30                    See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                               (In Thousands)

                                                                     Strong Advisor  Strong Advisor
                                                                       Focus Fund   Technology Fund
                                                                     -------------- ---------------
                                                                      Period Ended    Period Ended
                                                                      Dec.31, 2000    Dec.31, 1999
                                                                     -------------- ---------------
                                                                        (Note 1)        (Note 1)
Operations:
   Net Investment Loss                                                ($      1)        ($    3)
   Net Realized Gain (Loss)                                                 (47)              8
   Net Change in Unrealized Appreciation/Depreciation                        44             (35)
                                                                       --------         -------
   Net Decrease in Net Assets Resulting from Operations                      (4)            (30)

Distributions From Net Investment Income                                     --              --

Capital Share Transactions (Note 6):
    Net Increase in Net Assets from Capital Share Transactions            1,627             504
                                                                       --------         -------
Total Increase in Net Assets                                              1,623             474

Net Assets:
    Beginning of Period                                                      --              --
                                                                       --------          ------
    End of Period                                                      $  1,623          $  474
                                                                       ========          ======

                      See Notes to Financial Statements.                      31

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 2000

1.   Organization

     The accompanying financial statements represent the Strong Advisor Equity Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     - Strong Advisor Common Stock Fund/(2)/ (a series of Strong Common Stock Funds, Inc./(1)/)
     - Strong Advisor Mid Cap Growth Fund/(2)/ (a series of Strong Equity Funds, Inc./(1)/)
     - Strong Advisor Small Cap Value Fund/(2)/ (a series of Strong Equity Funds, Inc./(1)/)
     - Strong Advisor U.S. Value Fund/(2)(3)/ (a series of Strong Conservative Equity Funds, Inc./(1)/)
     - Strong Advisor Focus Fund/(2)/ (a series of Strong Common Stock Funds, Inc./(1)/)
     - Strong Advisor Technology Fund/(2)/ (a series of Strong Common Stock Funds, Inc./(1)/)

         /(1)/ An open-end management investment company registered under the Investment Company Act of 1940, as amended.

         /(2)/ Diversified Fund.

         /(3)/ Formerly Strong Equity Income Fund.

     Effective November 30, 2000, Strong Advisor Common Stock Fund, Strong Advisor Mid Cap Growth Fund, Strong Advisor Small Cap Value Fund and Strong Advisor U.S. Value Fund have implemented a multiple class structure whereby each Fund is authorized to offer five classes of shares: Class A, B, C, L and Z. Shares outstanding prior to November 30, 2000 were designated as Class Z shares. The five classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All five classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

     Effective November 30, 2000, Strong Advisor Focus Fund and Strong Advisor Technology Fund commenced operations and each offer four classes of shares:
     Class A, B, C, and L. The four classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All four classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

     During 2000, the Board of Directors of the Strong Advisor U.S. Value Fund approved changing the Fund's name and its fiscal year-end from October 31st to December 31st. Accordingly, the activity of the Fund is presented for the period from November 1, 2000 to December 31, 2000.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation-- Securities of the Funds are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. The Funds held no restricted securities at December 31, 2000.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

          Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          Each Fund, other than Strong Advisor U.S. Value Fund, generally pays dividends from net investment income and distributes any net capital gains that it realizes annually. Strong Advisor U.S. Value Fund generally pays dividends from net investment income quarterly and distributes any net capital gains that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions-- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

--------------------------------------------------------------------------------

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Funds may be designated as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the option are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Securities held by the Funds may be designated as collateral on written options.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (J) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (K) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

     (L) Reclassifications -- Certain prior year amounts have been reclassified to conform to the current period presentation.

--------------------------------------------------------------------------------
December 31, 2000

3.   Related Party Transactions

     The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory, administrative, shareholder recordkeeping and related services to the Funds. Investment advisory and administrative fees, which are established by terms of the advisory and administrative agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

                                           Advisory Fees     Advisory Fees                       Administrative Fees
                                          Jan. 1, 2000-     Feb. 25, 2000-                    Dec. 1, 2000-Dec. 31, 2000
                                         Feb 24, 2000/(1)/  Dec. 31, 2000/(2)/  Class Z/(2)/  Class A    Class B   Class C  Class L
                                         ---------------    ----------------    ----------------------------------------------------
     Strong Advisor Common Stock Fund            1.00%           0.75%           0.25%***      0.30%      0.30%    0.30%     0.30%
     Strong Advisor Mid Cap Growth Fund          1.00%           0.75%           0.25%***      0.30%      0.30%    0.30%     0.30%
     Strong Advisor Small Cap Value Fund         1.00%           0.75%           0.25%***      0.30%      0.30%    0.30%     0.30%
     Strong Advisor U.S. Value Fund              0.80%           0.55%           0.25%         0.30%      0.30%    0.30%     0.30%
     Strong Advisor Focus Fund                     --            0.75%**            *          0.30%      0.30%    0.30%     0.30%
     Strong Advisor Technology Fund                --            0.75%**            *          0.30%      0.30%    0.30%     0.30%

     *    Does not offer Class Z shares.

     **   Effective December 1, 2000 to December 31, 2000.

    ***   For the period February 25, 2000 to December 31, 2000.

   /(1)/ Strong Advisor U.S. Value Fund's Advisory Fees period is November 1, 1999 through February 29, 2000.

   /(2)/ Strong Advisor U.S. Value Fund's Advisory and Administrative Fees period is March 1, 2000 through December 31, 2000.

     Based on the terms of the advisory and administrative agreements, advisory fees, administrative fees and other expenses for Strong Advisor Common Stock Fund, Strong Advisor Mid Cap Growth Fund, Strong Advisor Small Cap Value Fund and Strong Advisor U.S. Value Fund will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees for the Fund's Class Z shares are paid at a rate of $21.75 for each opened shareholder account and $4.20 for each closed shareholder account. Shareholder recordkeeping and related service fees for each of the Fund's Class A, B, C and L shares are paid at an annual rate of 0.20% of the average daily net asset value of each respective class. The Advisor also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Charges allocated to the Funds by the Advisor are included in Other Expenses in the Funds Statements of Operations. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Funds and are reported as Fees Paid Indirectly by Advisor in the Funds Statements of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     The Funds have entered into a distribution agreement with Strong Investments, Inc. (the "Distributor"), pursuant to Rule 12b-1 under the 1940 Act, on behalf of each of the Fund's Class A, B, C and L shares. Under the agreement, the Distributor is paid an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average daily net assets of the Class A, B, C and L shares, respectively, as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Funds Class A, B, C and L shares.

     For the period December 1, 2000 to December 31, 2000 the Funds incurred 12b-1 fees of:
                                        Class A Class B Class C Class L
                                        ------- ------- ------- -------
     Strong Advisor Common Stock Fund      $ 36   $114     $ 96    $ 81
     Strong Advisor Mid Cap Growth Fund      80    144      161      75
     Strong Advisor Small Cap Value Fund    102    116      100      69
     Strong Advisor U.S. Value Fund          29    108       89      67
     Strong Advisor Focus Fund              167    144       88      62
     Strong Advisor Technology Fund          34     80       79      60

     The Fund's Class A, B, C and L shares have various sales and redemption fees charged to shareholders of certain Fund's classes. The Fund's Class A shares have a maximum 5.75% front-end sales charge. The Fund's Class B shares have a maximum 5.00% contingent deferred sales charge. The Fund's Class C shares have a maximum 1.00% contingent deferred sales charge. The Fund's Class L shares have a maximum 1.00% front-end sales charge and a maximum 1.00% contingent deferred sales charge.

     For the period ended December 31, 2000, the Distributor received aggregate sales charges (net of dealer concessions) from the sale of Class A shares as follows: Strong Advisor Common Stock Fund $112, Strong Advisor Mid Cap Growth Fund $877, Strong Advisor Small Cap Value Fund $113, Strong Advisor U.S. Value Fund $210, Strong Advisor Focus Fund $437 and Strong Advisor Technology Fund $347. The Distributor also received $0 of aggregate contingent deferred sales charges from the redemption of Class B, C and L shares for each of the Funds for the period ended December 31, 2000. Sales charges are not an expense of the Funds and are not reflected in the financial statements of any of the Funds.

--------------------------------------------------------------------------------

     The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended December 31, 2000, is as follows:

                                                                    Shareholder
                                                  Payable to       Servicing and      Transfer Agency    Unaffiliated
                                                  Advisor at       Other Expenses        Banking          Directors'
                                                 Dec. 31, 2000     Paid to Advisor   Charges/(Credits)       Fees
                                                 -------------     ---------------   -----------------   ------------
     Strong Advisor Common Stock Fund               $125,774          $2,339,951           ($29,668)        $33,383
     Strong Advisor Mid Cap Growth Fund               42,803             313,971              4,650           1,650
     Strong Advisor Small Cap Value Fund              39,432             313,377              5,745*          1,358
     Strong Advisor U.S. Value Fund                   29,710              58,293*               300*            431*
     Strong Advisor Focus Fund                           197                 197**                2**             0**
     Strong Advisor Technology Fund                       75                  75**                3**             0**

     * For the period ended December 31, 2000. For the year ended October 31, 2000 the shareholder servicing and other expenses paid to Advisor, transfer agency banking credits and unaffiliated directors fees were $340,761, $1,587 and $3,664, respectively.
     **  For the period December 1, 2000 to December 31, 2000.

     At December 31, 2000, the Advisor owns the following percentages of the outstanding shares of each class:

                                         Class A   Class B   Class C   Class L
                                         -------   -------   -------   -------

     Strong Advisor Common Stock Fund       43%       67%        89%       68%
     Strong Advisor Mid Cap Growth Fund     17%       51%        50%      100%
     Strong Advisor Small Cap Value Fund     9%       61%        81%       96%
     Strong Advisor U.S. Value Fund         62%       79%       100%      100%
     Strong Advisor Focus Fund              34%       40%        92%       96%
     Strong Advisor Technology Fund         47%      100%       100%      100%

4.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Funds' prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At December 31, 2000, there were no borrowings by the Funds outstanding under the LOC.

5.   Investment Transactions

     The aggregate purchases and sales of long-term securities, other than long-term government securities, for the year ended December 31, 2000, were as follows:

                                             Purchases          Sales
                                           --------------   --------------
     Strong Advisor Common Stock Fund      $1,501,456,267   $1,602,102,660
     Strong Advisor Mid Cap Growth Fund     1,145,640,971      996,198,865
     Strong Advisor Small Cap Value Fund      227,948,843       75,389,069
     Strong Advisor U.S. Value Fund*           33,135,263       33,051,260
     Strong Advisor Focus Fund**                2,006,446          421,492
     Strong Advisor Technology Fund**             593,010          156,368

     * For the period ended December 31, 2000. For the year ended October 31, 2000 the purchases and sales were $149,836,786 and $99,929,830, respectively.
          There were no purchases or sales of long-term government securities for the year ended October 31, 2000.

     **   For the period December 1, 2000 to December 31, 2000.

     There were no purchases or sales of long-term government securities for the year ended December 31, 2000.

--------------------------------------------------------------------------------
December 31, 2000

6.   Capital Share Transactions

                                                               Strong Advisor                     Strong Advisor
                                                             Common Stock Fund                  Mid Cap Growth Fund
                                                      ---------------------------------  --------------------------------
                                                        Year Ended         Year Ended      Year Ended        Year Ended
                                                       Dec. 31, 2000      Dec. 31, 1999   Dec. 31, 2000     Dec. 31, 1999
                                                      --------------      -------------   -------------     -------------
Capital Share Transactions of Each Class of
     Shares of the Funds Were as Follows:

CLASS A
     Proceeds from Shares Sold                          $    237,962      $         --   $    666,555     $          --
     Proceeds from Reinvestment of Distributions                 389                --             --                --
     Payment for Shares Redeemed                                (281)               --             --                --
                                                        ------------      ------------   ------------     -------------
     Net Increase in Net Assets from Capital Share
        Transactions                                         238,070                --        666,555                --

CLASS B
     Proceeds from Shares Sold                               150,221                --        209,513                --
     Proceeds from Reinvestment of Distributions                 135                --             --                --
     Payment for Shares Redeemed                                  --                --             --                --
                                                        ------------      ------------   ------------     -------------
     Net Increase in Net Assets from Capital Share
        Transactions                                         150,356                --        209,513                --

CLASS C
     Proceeds from Shares Sold                               112,777                --        221,195                --
     Proceeds from Reinvestment of Distributions                 119                --             --                --
     Payment for Shares Redeemed                                  --                --             --                --
                                                        ------------      ------------   ------------     -------------
     Net Increase in Net Assets from Capital Share
        Transactions                                         112,896                --        221,195                --

CLASS L
     Proceeds from Shares Sold                               149,183                --         99,981                --
     Proceeds from Reinvestment of Distributions                 122                --             --                --
     Payment for Shares Redeemed                                  --                --             --                --
                                                        ------------      ------------   ------------     -------------
     Net Increase in Net Assets from Capital Share
        Transactions                                         149,305                --         99,981                --

CLASS Z
     Proceeds from Shares Sold                           281,366,341       160,180,068    260,722,410        54,320,703
     Proceeds from Reinvestment of Distributions         299,659,819       238,482,641      8,353,799         4,338,532
     Payment for Shares Redeemed                        (261,432,726)     (366,895,733)  (104,170,134)      (33,580,747)
                                                        ------------      ------------   ------------     -------------
     Net Increase in Net Assets from Capital Share
        Transactions                                     319,593,434        31,766,976    164,906,075        25,078,488
                                                        ------------      ------------   ------------     -------------
     Net Increase in Net Assets from Capital
       Share Transactions                               $320,244,061      $ 31,766,976   $166,103,319     $  25,078,488
                                                        ============      ============   ============     =============

--------------------------------------------------------------------------------

                                                              Strong Advisor                        Strong Advisor
                                                            Common Stock Fund                     Mid Cap Growth Fund
                                                    ---------------------------------       ---------------------------------
                                                     Year Ended          Year Ended          Year Ended            Year Ended
                                                    Dec. 31, 2000       Dec. 31, 1999       Dec. 31, 2000        Dec. 31, 1999
                                                    -------------       -------------       -------------        -------------
Transactions in Shares of Each Class of
  the Funds Were as Follows:

CLASS A
  Sold                                                      10,075                 --             32,112                  --
  Issued in Reinvestment of Distributions                       16                 --                 --                  --
  Redeemed                                                     (11)                --                 --                  --
                                                        ----------         ----------          ---------           ---------
  Net Increase in Shares                                    10,080                 --             32,112                  --

CLASS B
  Sold                                                       6,377                 --             10,498                  --
  Issued in Reinvestment of Distributions                        6                 --                 --                  --
  Redeemed                                                      --                 --                 --                  --
                                                        ----------         ----------          ---------           ---------
  Net Increase in Shares                                     6,383                 --             10,498                  --

CLASS C
  Sold                                                       4,825                 --             10,759                  --
  Issued in Reinvestment of Distributions                        5                 --                 --                  --
  Redeemed                                                      --                 --                 --                  --
                                                        ----------         ----------          ---------           ---------
  Net Increase in Shares                                     4,830                 --             10,759                  --

CLASS L
  Sold                                                       6,358                 --              5,365                  --
  Issued in Reinvestment of Distributions                        5                 --                 --                  --
  Redeemed                                                      --                 --                 --                  --
                                                        ----------         ----------          ---------           ---------
  Net Increase in Shares                                     6,363                 --              5,365                  --

CLASS Z
  Sold                                                  11,428,270          6,937,655         10,111,879           3,157,308
  Issued in Reinvestment of Distributions               15,641,829          9,924,953            448,646             190,120
  Redeemed                                             (10,529,705)       (16,480,451)        (4,231,373)         (2,014,828)
                                                        ----------         ----------          ---------           ---------
  Net Increase in Shares                                16,540,394            382,157          6,329,152           1,332,600
                                                        ----------         ----------          ---------           ---------
Net Increase in Shares of the Fund                      16,568,050            382,157          6,387,886           1,332,600
                                                        ==========         ==========          =========           =========

--------------------------------------------------------------------------------
December 31, 2000

                                                            Strong Advisor
                                                         Small Cap Value Fund               Strong Advisor U.S. Value Fund
                                                     -----------------------------   ---------------------------------------------
                                                      Year Ended      Year Ended     Period Ended     Year Ended      Year Ended
                                                     Dec. 31, 2000   Dec. 31, 1999   Dec. 31, 2000   Oct. 31, 2000   Oct. 31, 1999
                                                     --------------  -------------   -------------   -------------   -------------
                                                                                        (Note 1)
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

CLASS A
  Proceeds from Shares Sold                            $  1,097,512   $         --   $     161,290   $         --    $        --
  Proceeds from Reinvestment of Distributions                    --             --             196             --             --
  Payment for Shares Redeemed                                    --             --              --             --             --
                                                       ------------   ------------   -------------   ------------    -----------
  Net Increase in Net Assets from Capital
    Share Transactions                                    1,097,512             --         161,486             --             --

CLASS B
  Proceeds from Shares Sold                                 165,141             --         126,713             --             --
  Proceeds from Reinvestment of Distributions                    --             --              71             --             --
  Payment for Shares Redeemed                                    --             --              --             --             --
                                                       ------------   ------------   -------------   ------------    -----------
  Net Increase in Net Assets from Capital
    Share Transactions                                      165,141             --         126,784             --             --

CLASS C
  Proceeds from Shares Sold                                 124,485             --          99,980             --             --
  Proceeds from Reinvestment of Distributions                    --             --              50             --             --
  Payment for Shares Redeemed                                    --             --              --             --             --
                                                       ------------   ------------   -------------   ------------    -----------
  Net Increase in Net Assets from Capital
    Share Transactions                                      124,485             --         100,030             --             --

CLASS L
  Proceeds from Shares Sold                                 105,122             --          99,980             --             --
  Proceeds from Reinvestment of Distributions                    --             --              62             --             --
  Payment for Shares Redeemed                                    --             --              --             --             --
                                                       ------------   ------------   -------------   ------------    -----------
  Net Increase in Net Assets from Capital
    Share Transactions                                      105,122             --         100,042             --             --

CLASS Z
  Proceeds from Shares Sold                             268,798,507     42,854,646      11,752,578    132,840,832     63,876,400
  Proceeds from Reinvestment of Distributions                    --             --       5,644,370      4,518,629        612,284
  Payment for Shares Redeemed                           (92,981,606)   (29,394,402)     (7,677,221)   (78,123,781)   (85,977,241)
                                                       ------------   ------------   -------------   ------------    -----------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                          175,816,901     13,460,244       9,719,727     59,235,680    (21,488,557)
                                                       ------------   ------------   -------------   ------------    -----------
Net Increase (Decrease) in Net Assets from
  Capital Share Transactions                           $177,309,161   $ 13,460,244   $  10,208,069   $ 59,235,680   ($21,488,557)
                                                       ============   ============   =============   ============    ===========

--------------------------------------------------------------------------------

                                                        Strong Advisor
                                                     Small Cap Value Fund             Strong Advisor U.S. Value Fund
                                                -----------------------------   ----------------------------------------------
                                                  Year Ended      Year Ended    Period Ended     Year Ended        Year Ended
                                                Dec. 31, 2000   Dec. 31, 1999   Dec. 31, 2000   Oct. 31, 2000    Oct. 31, 1999
                                               --------------   -------------   -------------   -------------    -------------
                                                                                 (Note 1)
Transactions in Shares of Each Class of
  the Funds Were as Follows:

CLASS A
  Sold                                               68,618              --       7,870                   --             --
  Issued in Reinvestment of Distributions                --              --           9                   --             --
  Redeemed                                               --              --          --                   --             --
                                                 ----------       ---------     -------            ---------      ---------
  Net Increase in Shares                             68,618              --       7,879                   --             --

CLASS B
  Sold                                               10,631              --       6,181                   --             --
  Issued in Reinvestment of Distributions                --              --           3                   --             --
  Redeemed                                               --              --          --                   --             --
                                                 ----------       ---------     -------            ---------      ---------
  Net Increase in Shares                             10,631              --       6,184                   --             --

CLASS C
  Sold                                                8,009              --       4,890                   --             --
  Issued in Reinvestment of Distributions                --              --           2                   --             --
  Redeemed                                               --              --          --                   --             --
                                                 ----------       ---------     -------            ---------      ---------
  Net Increase in Shares                              8,009              --       4,892                   --             --

CLASS L
  Sold                                                6,819              --       4,890                   --             --
  Issued in Reinvestment of Distributions                --              --           3                   --             --
  Redeemed                                               --              --          --                   --             --
                                                 ----------       ---------     -------            ---------      ---------
  Net Increase in Shares                              6,819              --       4,893                   --             --

CLASS Z
  Sold                                           17,035,776       3,682,143     567,448            6,321,399      3,277,364
  Issued in Reinvestment of Distributions                --              --     282,897              211,230         31,435
  Redeemed                                       (5,867,669)     (2,628,782)   (369,994)          (3,696,014)    (4,402,854)
                                                 ----------       ---------     -------            ---------      ---------
  Net Increase (Decrease) in Shares              11,168,107       1,053,361     480,351            2,836,615     (1,094,055)
                                                 ----------       ---------     -------            ---------      ---------
Net Increase (Decrease) in Shares of the Fund    11,262,184       1,053,361     504,199            2,836,615     (1,094,055)
                                                 ==========       =========     =======            =========      =========

--------------------------------------------------------------------------------
December 31, 2000

                                                                         Strong Advisor     Strong Advisor
                                                                           Focus Fund       Technology Fund
                                                                         --------------     ---------------
                                                                           Period Ended       Period Ended
                                                                          Dec. 31, 2000       Dec. 31, 2000
                                                                         --------------     ---------------
                                                                             (Note 1)           (Note 1)
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

CLASS A
  Proceeds from Shares Sold                                                  $ 1,191,963         $203,662
  Proceeds from Reinvestment of Distributions                                         --               --
  Payment for Shares Redeemed                                                    (29,701)              --
                                                                             -----------         --------
  Net Increase in Net Assets from Capital Share Transactions                   1,162,262          203,662

CLASS B
  Proceeds from Shares Sold                                                      251,755          100,000
  Proceeds from Reinvestment of Distributions                                         --               --
  Payment for Shares Redeemed                                                         --               --
                                                                             -----------         --------
  Net Increase in Net Assets from Capital Share Transactions                     251,755          100,000

CLASS C
  Proceeds from Shares Sold                                                      109,300          100,000
  Proceeds from Reinvestment of Distributions                                         --               --
  Payment for Shares Redeemed                                                         --               --
                                                                             -----------         --------
  Net Increase in Net Assets from Capital Share Transactions                     109,300          100,000

CLASS L
  Proceeds from Shares Sold                                                      104,000          100,000
  Proceeds from Reinvestment of Distributions                                         --               --
  Payment for Shares Redeemed                                                         --               --
                                                                             -----------         --------
  Net Increase in Net Assets from Capital Share Transactions                     104,000          100,000
                                                                             -----------         --------
Net Increase in Net Assets from Capital Share Transactions                   $ 1,627,317         $503,662
                                                                             ===========         ========

--------------------------------------------------------------------------------

                                                            Strong Advisor    Strong Advisor
                                                              Focus Fund     Technology Fund
                                                            --------------   ---------------
                                                             Period Ended     Period Ended
                                                             Dec. 31, 2000    Dec. 31, 2000
                                                            --------------   ---------------
                                                                (Note 1)        (Note 1)
Transactions in Shares of Each Class of
  the Funds Were as Follows:

CLASS A                                                          115,003           21,183
  Sold                                                                --               --
  Issued in Reinvestment of Distributions                         (2,888)              --
  Redeemed                                                       -------           ------
                                                                 112,115           21,183
  Net Increase in Shares

CLASS B                                                           24,834           10,000
  Sold                                                                --               --
  Issued in Reinvestment of Distributions                             --               --
  Redeemed                                                       -------           ------
                                                                  24,834           10,000
  Net Increase in Shares

CLASS C                                                           10,900           10,000
  Sold                                                                --               --
  Issued in Reinvestment of Distributions                             --               --
  Redeemed                                                       -------           ------
                                                                  10,900           10,000
  Net Increase in Shares

CLASS L                                                           10,393           10,000
  Sold                                                                --               --
  Issued in Reinvestment of Distributions                             --               --
  Redeemed                                                       -------           ------
                                                                  10,393           10,000
  Net Increase in Shares                                         -------           ------
                                                                 158,242           51,183
Net Increase in Shares of the Fund                               =======           ======


--------------------------------------------------------------------------------
December 31, 2000

7.   Income Tax Information

     At December 31, 2000, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2007) for federal income tax purposes were as follows:

                                            Federal Tax       Unrealized       Unrealized               Net
                                              Cost           Appreciation     Depreciation  Appreciation/(Depreciation)
                                           ------------     -------------    -------------  ---------------------------
     Strong Advisor Common Stock Fund      $1,486,327,983   $  417,744,620   $  198,959,018    $  218,785,602
     Strong Advisor Mid Cap Growth Fund       182,639,834        7,995,931       11,741,573        (3,745,642)
     Strong Advisor Small Cap Value Fund      217,768,702       46,805,228       14,315,191        32,490,037
     Strong Advisor U.S. Value Fund           190,050,709       65,429,615        4,274,532        61,155,083
     Strong Advisor Focus Fund                  1,558,296           58,599           27,449            31,150
     Strong Advisor Technology Fund               516,801            7,625           42,265           (34,640)

     During the year ended December 31, 2000, the Funds paid capital gains distributions (taxable as long-term capital gains at 20%) to shareholders as follows (unaudited): Strong Advisor Common Stock Fund $205,905,951 and Strong Advisor Mid Cap Growth Fund $1,778,412. During the period ended December 31, 2000, Strong Advisor U.S. Value Fund paid a capital gain distribution (taxable as long-term capital gains at 20%) to shareholders of $5,453,561 (unaudited).

     Strong Advisor Small Cap Value Fund utilized $54,321 of its capital loss carryovers for the year ended December 31, 2000.

     Strong Advisor Common Stock Fund, Strong Advisor Mid Cap Growth Fund and Strong Advisor Focus Fund realized, on a tax basis, post-October losses through December 31, 2000 of $20,160,325, $17,541,574 and $34,558,
     respectively, which are not recognized for tax purposes until the first day of the following fiscal year.

     For corporate shareholders in the Funds, the percentage of dividend income distributed for the year ended December 31, 2000 which is designated as qualifying for the dividends-received deduction are as follows (unaudited):
     Strong Advisor Common Stock Fund 100.0%, Strong Advisor Mid Cap Growth Fund 0.0%, Strong Advisor Small Cap Value Fund 0.0%, Strong Advisor Focus Fund 0.0% and Strong Advisor Technology Fund 0.0%.

8.   Investments in Affiliates

     Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer, and any other Strong Fund. A summary of transactions in the securities of these issuers for the year ended December 31, 2000 is as follows:

                                            Balance       Gross       Gross        Balance                  Dividend      Realized
                                           of Shares    Purchases     Sales       of Shares    Value         Income        Gain/
                                              Held         and         and          Held      Dec. 31,      Jan. 1 -      (Loss)
                                          Jan. 1, 2000  Additions  Reductions  Dec. 31, 2000    2000     Dec. 31, 2000   on Sales
                                          ------------  ---------  ----------  -------------  --------   -------------   --------
     Strong Advisor Common Stock Fund
     --------------------------------
     IHOP Corporation                        750,000            --   (750,000)          --  $        --   $       --   $ 3,110,647
     Strong Heritage Money Fund -
      Institutional Class                         --    15,000,000         --   15,000,000   15,000,000      504,911            --

     Strong Advisor Small Cap Value Fund
     -----------------------------------
     Barbeques Galore, Ltd. Sponsored ADR    263,000       116,800    (77,800)     302,000    1,245,750           --      (137,812)
     Matrix Service Company                  228,500       285,700    (95,400)     418,800    2,486,625           --      (227,252)

9.   Recent Financial Reporting Pronouncement

     In November 2000, the American Institute of Certified Public Accountants issued a new Audit and Accounting Guide for Investment Companies ("the Guide"). The Guide supersedes its predecessor and is effective for fiscal years beginning after December 15, 2000. The new Guide, among other things, sets forth certain accounting principles that must be applied by investment companies and may require a change from their present practices. Investment companies will be required to amortize premiums and discounts on debt securities using the interest method and to record paydown gains and losses on asset-backed securities as adjustments to interest income, not as realized gains and losses. The Funds presently intend to adopt the Guide's provisions for the year ending December 31, 2001, and do not expect the adoption of the new Guide to have a significant effect on their recognition of income or gains and losses. Further, it will not affect the determination of either net asset values or total returns.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG ADVISOR COMMON STOCK FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                          Period Ended
                                                                       ----------------
                                                                            Dec. 31,
Selected Per-Share Data/(a)/                                                2000/(b)/
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $     23.31
Income From Investment Operations:
  Net Investment Loss                                                        (0.00)/(c)/
  Net Realized and Unrealized Gains on Investments                            1.58
---------------------------------------------------------------------------------------
  Total from Investment Operations                                            1.58
Less Distributions:
  From Net Investment Income                                                 (0.04)
---------------------------------------------------------------------------------------
  Total Distributions                                                        (0.04)
---------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $     24.85
=======================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------
  Total Return                                                                +6.8%
  Net Assets, End of Period (In Millions)                              $         0/(d)/
  Ratio of Expenses to Average Net Assets                                      1.6%*
  Ratio of Net Investment Loss to Average Net Assets                          (0.2%)*
  Portfolio Turnover Rate/(e)/                                                95.4%

STRONG ADVISOR COMMON STOCK FUND -- CLASS B
---------------------------------------------------------------------------------------

                                                                        Period Ended
                                                                        ------------
                                                                          Dec. 31,
Selected Per-Share Data/(a)/                                              2000/(b)/
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $     23.31
Income From Investment Operations:
  Net Investment Loss                                                        (0.01)
  Net Realized and Unrealized Gains on Investments                            1.58
---------------------------------------------------------------------------------------
  Total from Investment Operations                                            1.57
Less Distributions:
  From Net Investment Income                                                 (0.02)
---------------------------------------------------------------------------------------
  Total Distributions                                                        (0.02)
---------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $     24.86
=======================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------
  Total Return                                                                +6.8%
  Net Assets, End of Period (In Millions)                              $         0/(d)/
  Ratio of Expenses to Average Net Assets without
    Waivers and Absorptions                                                    2.0%*
  Ratio of Expenses to Average Net Assets                                      2.0%*
  Ratio of Net Investment Loss to Average Net Assets                          (0.6%)*
  Portfolio Turnover Rate/(e)/                                                95.4%

  *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from November 30, 2000 (Commencement of Class) to December 31, 2000 (Note 1).
(c)   Amount calculated is less than $0.01.
(d)   Amount is less than $500,000.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                      See Notes to Financial Statements.                      43

--------------------------------------------------------------------------------
STRONG ADVISOR COMMON STOCK FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                        Period Ended
                                                                      ----------------
                                                                        Dec. 31,
Selected Per-Share Data/(a)/                                            2000/(b)/
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $     23.31
Income From Investment Operations:
  Net Investment Loss                                                       (0.01)
  Net Realized and Unrealized Gains on Investments                           1.58
--------------------------------------------------------------------------------------
  Total from Investment Operations                                           1.57
Less Distributions:
  From Net Investment Income                                                (0.02)
--------------------------------------------------------------------------------------
  Total Distributions                                                       (0.02)
--------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $     24.86
======================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------
  Total Return                                                               +5.8%
  Net Assets, End of Period (In Millions)                             $         0/(c)/
  Ratio of Expenses to Average Net Assets without
    Waivers and Absorptions                                                   2.0%*
  Ratio of Expenses to Average Net Assets                                     2.0%*
  Ratio of Net Investment Loss to Average Net Assets                         (0.6%)*
  Portfolio Turnover Rate/(d)/                                               95.4%

STRONG ADVISOR COMMON STOCK FUND -- CLASS L
--------------------------------------------------------------------------------------

                                                                      Period Ended
                                                                      ------------
                                                                        Dec. 31,
Selected Per-Share Data/(a)/                                            2000/(b)/
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $     23.31
Income From Investment Operations:
  Net Investment Loss                                                        (0.01)
  Net Realized and Unrealized Gains on Investments                            1.58
--------------------------------------------------------------------------------------
  Total from Investment Operations                                            1.57
Less Distributions:
  From Net Investment Income                                                 (0.03)
--------------------------------------------------------------------------------------
  Total Distributions                                                        (0.03)
--------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $     24.85
======================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------
  Total Return                                                                +4.7%
  Net Assets, End of Period (In Millions)                              $         0/(c)/
  Ratio of Expenses to Average Net Assets without
     Waivers and Absorptions                                                   2.0%*
  Ratio of Expenses to Average Net Assets                                      2.0%*
  Ratio of Net Investment Loss to Average Net Assets                          (0.6%)*
  Portfolio Turnover Rate/(d)/                                                95.4%

  *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from November 30, 2000 (Commencement of Class) to December 31, 2000 (Note 1).
(c)   Amount is less than $500,000.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

44                    See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR COMMON STOCK FUND -- CLASS Z
--------------------------------------------------------------------------------

                                                                                            Year Ended
                                                                         ---------------------------------------------------
                                                                         Dec. 31,  Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,
Selected Per-Share Data/(a)/                                               2000      1999       1998       1997       1996
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                     $ 25.21   $ 21.06   $ 21.02     $ 20.24    $ 19.77
Income From Investment Operations:
     Net Investment Income (Loss)                                           0.04     (0.01)     0.00/b)/    0.01       0.06
     Net Realized and Unrealized Gains (Losses) on Investments             (0.59)     8.19      1.36        4.67       3.87
----------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                                      (0.55)     8.18      1.36        4.68       3.93
Less Distributions:
     From Net Investment Income                                            (0.04)       --        --       (0.01)     (0.06)
     In Excess of Net Investment Income                                       --        --        --       (0.03)     (0.05)
     From Net Realized Gains                                               (4.46)    (4.03)    (1.32)      (3.86)     (3.35)
----------------------------------------------------------------------------------------------------------------------------
     Total Distributions                                                   (4.50)    (4.03)    (1.32)      (3.90)     (3.46)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                           $ 20.16   $ 25.21   $ 21.06     $ 21.02    $ 20.24
============================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
     Total Return                                                           -1.2%    +40.4%     +6.6%      +24.0%     +20.5%
     Net Assets, End of Period (In Millions)                             $ 1,719   $ 1,733   $ 1,440     $ 1,565    $ 1,244
     Ratio of Expenses to Average Net Assets without
       Fees Paid Indirectly by Advisor                                       1.2%      1.2%      1.2%        1.2%       1.2%
     Ratio of Expenses to Average Net Assets                                 1.2%      1.2%      1.2%        1.2%       1.2%
     Ratio of Net Investment Income (Loss) to Average Net Assets             0.2%     (0.1%)     0.0%/(b)/   0.0%/b)/   9.3%
     Portfolio Turnover Rate/(c)/                                           95.4%     80.1%    102.6%      117.3%      90.9%

STRONG ADVISOR MID CAP GROWTH FUND -- CLASS A
------------------------------------------------------------------------------------------

                                                                              Period Ended
                                                                             -------------
                                                                                Dec. 31,
Selected Per-Share Data/(a)/                                                    2000/(d)/
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                              $ 18.64
Income From Investment Operations:
     Net Investment Loss                                                            (0.01)
     Net Realized and Unrealized Gains on Investments                                2.65
-------------------------------------------------------------------------------------------
     Total from Investment Operations                                                2.64
Less Distributions:
     From Net Investment Income                                                        --
-------------------------------------------------------------------------------------------
     Total Distributions                                                               --
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                    $ 21.28
===========================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------
     Total Return                                                                    +6.5%
     Net Assets, End of Period (In Millions)                                      $     1
     Ratio of Expenses to Average Net Assets                                          1.7%*
     Ratio of Net Investment Loss to Average Net Assets                              (1.3%)*
     Portfolio Turnover Rate/(c)/                                                   683.7%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  Amount calculated is less than $0.01 or 0.1%.
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) For the period from November 30, 2000 (Commencement of Class) to December 31, 2000 (Note 1).

                      See Notes to Financial Statements.                      45

--------------------------------------------------------------------------------
STRONG ADVISOR MID CAP GROWTH FUND -- CLASS B
--------------------------------------------------------------------------------

                                                                        Period Ended
                                                                        ------------
                                                                         Dec. 31,
Selected Per-Share Data/(a)/                                             2000/(b)/
------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $  18.64
Income From Investment Operations:
   Net Investment Loss                                                    (0.02)
   Net Realized and Unrealized Gains on Investments                        2.65
------------------------------------------------------------------------------------
   Total from Investment Operations                                        2.63
Less Distributions:
   From Net Investment Income                                                --
------------------------------------------------------------------------------------
   Total Distributions                                                       --
------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $  21.27
====================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------
   Total Return                                                            +9.1%
   Net Assets, End of Period (In Millions)                             $      0/(c)/
   Ratio of Expenses to Average Net Assets without
      Waivers and Absorptions                                               2.0%*
   Ratio of Expenses to Average Net Assets                                  2.0%*
   Ratio of Net Investment Loss to Average Net Assets                      (1.6%)*
   Portfolio Turnover Rate/(d)/                                           683.7%

STRONG ADVISOR MID CAP GROWTH FUND -- CLASS C
------------------------------------------------------------------------------------
                                                                       Period Ended
                                                                      -------------
                                                                        Dec. 31,
Selected Per-Share Data/(a)/                                            2000/(b)/
------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $  18.64
Income From Investment Operations:
   Net Investment Loss                                                    (0.02)
   Net Realized and Unrealized Gains on Investments                        2.64
------------------------------------------------------------------------------------
   Total from Investment Operations                                        2.62
Less Distributions:
   From Net Investment Income                                                --
------------------------------------------------------------------------------------
   Total Distributions                                                       --
------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $  21.26
====================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------
   Total Return                                                           +13.1%
   Net Assets, End of Period (In Millions)                             $      0/(c)/
   Ratio of Expenses to Average Net Assets without
     Waivers and Absorptions                                                2.0%*
   Ratio of Expenses to Average Net Assets                                  2.0%*
   Ratio of Net Investment Loss to Average Net Assets                      (1.6%)*
   Portfolio Turnover Rate/(d)/                                           683.7%

*     Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from November 30, 2000 (Commencement of Class) to December 31, 2000 (Note 1).
(c)   Amount is less than $500,000.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

46                    See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR MID CAP GROWTH FUND -- CLASS L
--------------------------------------------------------------------------------

                                                                      Period Ended
                                                                      ------------
                                                                         Dec. 31,
Selected Per-Share Data/(a)/                                            2000/(b)/
---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $    18.64
Income From Investment Operations:
    Net Investment Loss                                                     (0.03)
    Net Realized and Unrealized Gains on Investments                         2.66
---------------------------------------------------------------------------------
    Total from Investment Operations                                         2.63
Less Distributions:
    From Net Investment Income                                                 --
---------------------------------------------------------------------------------
    Total Distributions                                                        --
---------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $    21.27
=================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------
    Total Return                                                            +12.0%
    Net Assets, End of Period (In Millions)                            $        0/(c)/
    Ratio of Expenses to Average Net Assets without
      Waivers and Absorptions                                                 2.0%*
    Ratio of Expenses to Average Net Assets                                   2.0%*
    Ratio of Net Investment Loss to Average Net Assets                       (1.6%)*
    Portfolio Turnover Rate/(d)/                                            683.7%

STRONG ADVISOR MID CAP GROWTH FUND -- CLASS Z
---------------------------------------------------------------------------------------------------------------------------
                                                                                            Year Ended
                                                                      -----------------------------------------------------
                                                                      Dec. 31,      Dec. 31,        Dec. 31,       Dec. 31,
Selected Per-Share Data/(a)/                                            2000          1999            1998           1997
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $23.25         $13.03         $11.38         $10.00
Income From Investment Operations:
    Net Investment Loss                                                (0.15)         (0.12)         (0.12)         (0.09)
    Net Realized and Unrealized Gains (Losses) on Investments          (1.90)         12.08           1.77           1.47
---------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                   (2.05)         11.96           1.65           1.38
Less Distributions:
    From Net Realized Gains                                            (0.99)         (1.74)            --             --
---------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                (0.99)         (1.74)            --             --
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $20.21         $23.25         $13.03         $11.38
===========================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
    Total Return                                                        -8.5%         +92.0%         +14.5%         +13.9%
    Net Assets, End of Period (In Millions)                           $  185         $   65         $   19         $   16
    Ratio of Expenses to Average Net Assets without
       Fees Paid Indirectly by Advisor                                   1.4%           1.6%           1.7%           1.6%
    Ratio of Expenses to Average Net Assets                              1.3%           1.6%           1.7%           1.6%
    Ratio of Net Investment Loss to Average Net Assets                  (0.9%)         (1.1%)         (0.9%)         (0.9%)
    Portfolio Turnover Rate/(d)/                                       683.7%         681.0%         206.9%         305.2%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from November 30, 2000 (Commencement of Class) to December 31, 2000 (Note 1).
(c) Amount is less than $500,000.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.                     47

--------------------------------------------------------------------------------
STRONG ADVISOR SMALL CAP VALUE FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                      Period Ended
                                                                      ------------
                                                                        Dec. 31,
Selected Per-Share Data/(a)/                                            2000/(b)/
----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $  15.36
Income From Investment Operations:
    Net Investment Loss                                                   (0.00)/(c)/
    Net Realized and Unrealized Gains on Investments                       1.81
----------------------------------------------------------------------------------
    Total from Investment Operations                                       1.81
Less Distributions:
    From Net Investment Income                                               --
----------------------------------------------------------------------------------
    Total Distributions                                                      --
----------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $  17.17
==================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------
    Total Return                                                           +4.4%
    Net Assets, End of Period (In Millions)                            $      1
    Ratio of Expenses to Average Net Assets                                 1.6%*
    Ratio of Net Investment Loss to Average Net Assets                     (0.8%)*
    Portfolio Turnover Rate/(d)/                                           60.3%

STRONG ADVISOR SMALL CAP VALUE FUND -- CLASS B
----------------------------------------------------------------------------------
                                                                      Period Ended
                                                                      ------------
                                                                         Dec. 31,
Selected Per-Share Data/(a)/                                             2000/(b)/
----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $  15.36
Income From Investment Operations:
    Net Investment Loss                                                   (0.01)
    Net Realized and Unrealized Gains on Investments                       1.81
----------------------------------------------------------------------------------
    Total from Investment Operations                                       1.80
Less Distributions:
    From Net Investment Income                                               --
----------------------------------------------------------------------------------
    Total Distributions                                                      --
----------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $  17.16
==================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------
    Total Return                                                           +6.7%
    Net Assets, End of Period (In Millions)                            $      0/(e)/
    Ratio of Expenses to Average Net Assets without
       Waivers and Absorptions                                              2.0%*
    Ratio of Expenses to Average Net Assets                                 1.8%*
    Ratio of Net Investment Loss to Average Net Assets                     (0.8%)*
    Portfolio Turnover Rate/(d)/                                           60.3%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from November 30, 2000 (Commencement of Class) to December 31, 2000 (Note 1).
(c)  Amount calculated is less than $0.01.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)  Amount is less than $500,000.

48                     See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR SMALL CAP VALUE FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                      Period Ended
                                                                      ------------
                                                                        Dec. 31,
Selected Per-Share Data/(a)/                                           2000/(b)/
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $  15.36
Income From Investment Operations:
   Net Investment Loss                                                    (0.01)
   Net Realized and Unrealized Gains on Investments                        1.82
-----------------------------------------------------------------------------------
   Total from Investment Operations                                        1.81
Less Distributions:
   From Net Investment Income                                                --
-----------------------------------------------------------------------------------
   Total Distributions                                                       --
-----------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $  17.17
===================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------
   Total Return                                                           +10.8%
   Net Assets, End of Period (In Millions)                             $      0/(c)/
   Ratio of Expenses to Average Net Assets without
     Waivers and Absorptions                                                2.0%*
   Ratio of Expenses to Average Net Assets                                  1.8%*
   Ratio of Net Investment Loss to Average Net Assets                      (0.7%)*
   Portfolio Turnover Rate/(d)/                                            60.3%

STRONG ADVISOR SMALL CAP VALUE FUND -- CLASS L
-----------------------------------------------------------------------------------
                                                                      Period Ended
                                                                      ------------
                                                                        Dec. 31,
Selected Per-Share Data/(a)/                                            2000/(b)/
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $  15.36
Income From Investment Operations:
   Net Investment Loss                                                    (0.01)
   Net Realized and Unrealized Gains on Investments                        1.81
-----------------------------------------------------------------------------------
   Total from Investment Operations                                        1.80
Less Distributions:
   From Net Investment Income                                                --
-----------------------------------------------------------------------------------
   Total Distributions                                                       --
-----------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $  17.16
===================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------
   Total Return                                                            +9.6%
   Net Assets, End of Period (In Millions)                             $      0/(c)/
   Ratio of Expenses to Average Net Assets without
     Waivers and Absorptions                                                1.9%*
   Ratio of Expenses to Average Net Assets                                  1.8%*
   Ratio of Net Investment Loss to Average Net Assets                      (0.7%)*
   Portfolio Turnover Rate/(d)/                                            60.3%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from November 30, 2000 (Commencement of Class) to December 31, 2000 (Note 1).
(c) Amount is less than $500,000.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.                     49

--------------------------------------------------------------------------------
STRONG ADVISOR SMALL CAP VALUE FUND -- CLASS Z
--------------------------------------------------------------------------------

                                                                                    Year Ended
                                                                      --------------------------------------
                                                                       Dec. 31,       Dec. 31,     Dec. 31,
Selected Per-Share Data/(a)/                                             2000           1999         1998
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                     $13.59         $10.61       $10.00
Income From Investment Operations:
   Net Investment Income (Loss)                                            0.00/(b)/     (0.08)       (0.07)
   Net Realized and Unrealized Gains on Investments                        3.58           3.06         0.68
------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                        3.58           2.98         0.61
Less Distributions:
   From Net Investment Income                                                --             --           --
------------------------------------------------------------------------------------------------------------
   Total Distributions                                                       --             --           --
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                           $17.17         $13.59       $10.61
============================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------
   Total Return                                                           +26.3%         +28.1%        +6.1%
   Net Assets, End of Period (In Millions)                               $  249         $   45       $   24
   Ratio of Expenses to Average Net Assets                                  1.4%           1.7%         1.9%
   Ratio of Net Investment Income (Loss) to Average Net Assets              0.0%/(b)/     (1.0%)       (1.0%)
   Portfolio Turnover Rate/(c)/                                            60.3%          95.5%       121.5%

STRONG ADVISOR U.S. VALUE FUND -- CLASS A
----------------------------------------------------------------------------------

                                                                      Period Ended
                                                                      ------------
                                                                        Dec. 31,
Selected Per-Share Data/(a)/                                            2000(d)
----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $   20.45
Income From Investment Operations:
   Net Investment Income                                                   0.00/(b)/
   Net Realized and Unrealized Gains on Investments                        0.70
----------------------------------------------------------------------------------
   Total from Investment Operations                                        0.70
Less Distributions:
   From Net Investment Income                                             (0.02)
----------------------------------------------------------------------------------
   Total Distributions                                                    (0.02)
----------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $   21.13
==================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------
   Total Return                                                            +3.5%
   Net Assets, End of Period (In Millions)                            $       0/(e)/
   Ratio of Expenses to Average Net Assets                                  1.3%*
   Ratio of Net Investment Income to Average Net Assets                     0.1%*
   Portfolio Turnover Rate/(c)/                                            14.4%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Amount calculated is less than $0.01 or 0.01%.
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) For the period from November 30, 2000 (Commencement of Class) to December 31, 2000 (Note 1).
(e) Amount is less than $500,000.

50                     See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR U.S. VALUE FUND -- CLASS B
--------------------------------------------------------------------------------

                                                                         Period Ended
                                                                         ------------
                                                                           Dec. 31,
Selected Per-Share Data/(a)/                                               2000/(b)/
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $     20.45
Income From Investment Operations:
     Net Investment Loss                                                     (0.01)
     Net Realized and Unrealized Gains on Investments                         0.71
--------------------------------------------------------------------------------------
     Total from Investment Operations                                         0.70
Less Distributions:
     From Net Investment Income                                              (0.01)
--------------------------------------------------------------------------------------
     Total Distributions                                                     (0.01)
--------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $     21.14
======================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------
     Total Return                                                             -1.6%
     Net Assets, End of Period (In Millions)                           $         0/(c)/
     Ratio of Expenses to Average Net Assets without
        Waivers and Absorptions                                                2.0%*
     Ratio of Expenses to Average Net Assets                                   2.0%*
     Ratio of Net Investment Loss to Average Net Assets                       (0.5%)*
     Portfolio Turnover Rate/(d)/                                             14.4%

STRONG ADVISOR U.S. VALUE FUND -- CLASS C
-------------------------------------------------------------------------------------

                                                                      Period Ended
                                                                      ------------
                                                                        Dec. 31,
Selected Per-Share Data/(a)/                                            2000/(b)/
-------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $     20.45
Income From Investment Operations:
     Net Investment Loss                                                    (0.01)
     Net Realized and Unrealized Gains on Investments                        0.71
-------------------------------------------------------------------------------------
     Total from Investment Operations                                        0.70
Less Distributions:
     From Net Investment Income                                             (0.01)
-------------------------------------------------------------------------------------
     Total Distributions                                                    (0.01)
-------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $     21.14
=====================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------
     Total Return                                                            +2.4%
     Net Assets, End of Period (In Millions)                          $         0/(d)/
     Ratio of Expenses to Average Net Assets without
        Waivers and Absorptions                                               2.0%*
     Ratio of Expenses to Average Net Assets                                  2.0%*
     Ratio of Net Investment Loss to Average Net Assets                      (0.5%)*
     Portfolio Turnover Rate/(d)/                                            14.4%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from November 30, 2000 (Commencement of Class) to December 31, 2000 (Note 1).
(c)  Amount is less than $500,000.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                      See notes to Financial Statements.                      51

--------------------------------------------------------------------------------
STRONG ADVISOR U.S. VALUE FUND -- CLASS L
--------------------------------------------------------------------------------

                                                                      Period Ended
                                                                      ------------
                                                                        Dec. 31,
Selected Per-Share Data/(a)/                                            2000/(b)/
-------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $    20.45
Income From Investment Operations:
     Net Investment Loss                                                   (0.01)
     Net Realized and Unrealized Gains on Investments                       0.71
-------------------------------------------------------------------------------------
     Total from Investment Operations                                       0.70
Less Distributions:
     From Net Investment Income                                            (0.01)
-------------------------------------------------------------------------------------
     Total Distributions                                                   (0.01)
-------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $    21.14
-------------------------------------------------------------------------------------
Ratios and Supplemental Data
-------------------------------------------------------------------------------------
     Total Return                                                           +1.4%
     Net Assets, End of Period (In Millions)                                   0/(c)/
     Ratio of Expenses to Average Net Assets                                 1.9%*
     Ratio of Net Investment Loss to Average Net Assets                     (0.3%)*
     Portfolio Turnover Rate/(d)/                                           14.4%

STRONG ADVISOR U.S. VALUE FUND -- CLASS Z
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Year Ended
------------------------------------------------------------------------------------------------------------------------------------
                                                             Dec. 31,      Oct. 31,   Oct. 31,   Oct. 31,    Oct. 31,   Oct. 31,
Selected Per-Share Data/(a)/                                  2000/(e)/      2000       1999       1998        1997     1996/(f)/
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $ 21.63      $ 20.58    $ 17.20    $ 15.84     $ 12.03    $ 10.00
Income From Investment Operations:
   Net Investment Income                                          0.03         0.05       0.06       0.11        0.13       0.12
   Net Realized and Unrealized Gains (Losses) on Investments     (0.52)        1.53       3.39       2.05        3.81       2.02
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                              (0.49)        1.58       3.45       2.16        3.94       2.14
Less Distributions:
   From Net Investment Income                                    (0.03)       (0.05)     (0.07)     (0.11)      (0.13)     (0.11)
   From Net Realized Gains                                       (0.46)       (0.48)        --      (0.64)         --         --
   In Excess of Realized Gains                                      --           --         --      (0.05)         --         --
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                           (0.49)       (0.53)     (0.07)     (0.80)      (0.13)     (0.11)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $ 20.65      $ 21.63    $ 20.58    $ 17.20     $ 15.84    $ 12.03
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                   -2.2%        +7.7%     +20.1%     +14.2%      +32.9%     +21.5%
   Net Assets, End of Period (In Millions)                     $   251      $   252    $   182    $   171     $   134    $    29
   Ratio of Expenses to Average Net Assets                         1.1%*        1.0%       1.1%       1.1%        1.1%       1.3%*
   Ratio of Net Investment Income to Average Net Assets            0.8%*        0.3%       0.3%       0.7%        0.9%       1.6%*
   Portfolio Turnover Rate/(d)/                                   14.4%        46.5%      32.3%      83.2%      152.6%     158.3%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from November 30, 2000 (Commencement of Class) to December 31, 2000 (Note 1).
(c)  Amount is less than $500,000.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e) In 2000, the Fund changed its fiscal year-end from October to December (Note 1).
(f)  For the period from December 31, 1995 (inception) to October 31, 1996.

52                    See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR FOCUS FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                      Period Ended
                                                                      ------------
                                                                        Dec. 31,
Selected Per-Share Data/(a)/                                            2000/(b)/
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $     10.00
Income From Investment Operations:
     Net Investment Loss                                                    (0.01)
     Net Realized and Unrealized Gains on Investments                        0.27
-----------------------------------------------------------------------------------
     Total from Investment Operations                                        0.26
Less Distributions:
     From Net Investment Income                                                --
-----------------------------------------------------------------------------------
     Total Distributions                                                       --
-----------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $     10.26
====================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------
     Total Return                                                            -4.2%
     Net Assets, End of Period (In Millions)                          $         1
     Ratio of Expenses to Average Net Assets without
        Waivers and Absorptions                                               7.3%*
     Ratio of Expenses to Average Net Assets                                  2.4%*
     Ratio of Net Investment Loss to Average Net Assets                      (1.0%)*
     Portfolio Turnover Rate/(c)/                                            45.1%

STRONG ADVISOR FOCUS FUND -- CLASS B
----------------------------------------------------------------------------------
                                                                      Period Ended
                                                                      ------------
                                                                       Dec. 31,
Selected Per-Share Data/(a)/                                           2000/(b)/
----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $     10.00
Income From Investment Operations:
     Net Investment Loss                                                    (0.01)
     Net Realized and Unrealized Gains on Investments                        0.24
----------------------------------------------------------------------------------
     Total from Investment Operations                                        0.23
Less Distributions:
     From Net Investment Income                                                --
----------------------------------------------------------------------------------
     Total Distributions                                                       --
----------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $     10.23
==================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------
     Total Return                                                            -2.7%
     Net Assets, End of Period (In Millions)                          $         0/(d)/
     Ratio of Expenses to Average Net Assets without
        Waivers and Absorptions                                               8.1%*
     Ratio of Expenses to Average Net Assets                                  3.1%*
     Ratio of Net Investment Loss to Average Net Assets                      (1.6%)*
     Portfolio Turnover Rate/(c)/                                            45.1%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from November 30, 2000 (Commencement of Class) to December 31, 2000 (Note 1).
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)  Amount is less than $500,000.

                      See Notes to Financial Statements.                      53

--------------------------------------------------------------------------------
STRONG ADVISOR FOCUS FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                      Period Ended
                                                                      ------------
                                                                        Dec. 31,
Selected Per-Share Data/(a)/                                            2000/(b)/
------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $     10.00
Income From Investment Operations:
     Net Investment Loss                                                    (0.02)
     Net Realized and Unrealized Gains on Investments                        0.25
------------------------------------------------------------------------------------
     Total from Investment Operations                                        0.23

Less Distributions:
     From Net Investment Income                                                --
------------------------------------------------------------------------------------
     Total Distributions                                                       --
------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $     10.23
====================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------
     Total Return                                                            +1.3%
     Net Assets, End of Period (In Millions)                          $         0/(c)/
     Ratio of Expenses to Average Net Assets without
        Waivers and Absorptions                                               8.1%*
     Ratio of Expenses to Average Net Assets                                  4.5%*
     Ratio of Net Investment Loss to Average Net Assets                      (2.7%)*
     Portfolio Turnover Rate/(d)/                                            45.1%

STRONG ADVISOR FOCUS FUND -- CLASS L
------------------------------------------------------------------------------------

                                                                      Period Ended
                                                                      ------------
                                                                        Dec. 31,
Selected Per-Share Data/(a)/                                            2000/(b)/
------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $     10.00
Income From Investment Operations:
     Net Investment Loss                                                    (0.02)
     Net Realized and Unrealized Gains on Investments                        0.26
------------------------------------------------------------------------------------
     Total from Investment Operations                                        0.24
Less Distributions:
     From Net Investment Income                                                --
------------------------------------------------------------------------------------
     Total Distributions                                                       --
------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $     10.24
=====================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------
     Total Return                                                            +0.4%
     Net Assets, End of Period (In Millions)                          $         0/(c)/
     Ratio of Expenses to Average Net Assets without
        Waivers and Absorptions                                               7.9%*
     Ratio of Expenses to Average Net Assets                                  4.2%*
     Ratio of Net Investment Loss to Average Net Assets                      (2.4%)*
     Portfolio Turnover Rate/(d)/                                            45.1%

  *  Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from November 30, 2000 (Commencement of Class) to December 31, 2000 (Note 1).
(c)  Amount is less than $500,000.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

54                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR TECHNOLOGY FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                      Period Ended
                                                                      ------------
                                                                        Dec. 31,
Selected Per-Share Data/(a)/                                            2000/(b)/
----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $10.00
Income From Investment Operations:
   Net Investment Loss                                                 (0.05)
   Net Realized and Unrealized Losses on Investments                   (0.68)
----------------------------------------------------------------------------------
   Total from Investment Operations                                    (0.73)
Less Distributions:
   From Net Investment Income                                             --
----------------------------------------------------------------------------------
   Total Distributions                                                    --
----------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $ 9.27
=================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------
   Total Return                                                        -13.5%
   Net Assets, End of Period (In Millions)                            $    0/(c)/
   Ratio of Expenses to Average Net Assets without
     Waivers and Absorptions                                            17.2%*
   Ratio of Expenses to Average Net Assets                               9.5%*
   Ratio of Net Investment Loss to Average Net Assets                   (8.2%)*
   Portfolio Turnover Rate/(d)/                                         49.3%

STRONG ADVISOR TECHNOLOGY FUND -- CLASS B
----------------------------------------------------------------------------------
                                                                      Period Ended
                                                                      ------------
                                                                        Dec. 31,
Selected Per-Share Data/(a)/                                            2000/(b)/
----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $10.00
Income From Investment Operations:
   Net Investment Loss                                                 (0.08)
   Net Realized and Unrealized Losses on Investments                   (0.66)
----------------------------------------------------------------------------------
   Total from Investment Operations                                    (0.74)
Less Distributions:
   From Net Investment Income                                             --
----------------------------------------------------------------------------------
   Total Distributions                                                    --
----------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $ 9.26
==================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------
   Total Return                                                        -12.0%
   Net Assets, End of Period (In Millions)                            $    0/(c)/
   Ratio of Expenses to Average Net Assets without
     Waivers and Absorptions                                            17.3%*
   Ratio of Expenses to Average Net Assets                              11.1%*
   Ratio of Net Investment Loss to Average Net Assets                   (9.7%)*
   Portfolio Turnover Rate/(d)/                                         49.3%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from November 30, 2000 (Commencement of Class) to December 31, 2000 (Note 1).
(c)  Amount is less than $500,000.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                      See Notes to Financial Statements.                      55

--------------------------------------------------------------------------------
STRONG ADVISOR TECHNOLOGY FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                      Period Ended
                                                                      ------------
                                                                        Dec. 31,
Selected Per-Share Data/(a)/                                            2000/(b)/
----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $10.00
Income From Investment Operations:
   Net Investment Loss                                                   (0.08)
   Net Realized and Unrealized Losses on Investments                     (0.66)
----------------------------------------------------------------------------------
   Total from Investment Operations                                      (0.74)
Less Distributions:
   From Net Investment Income                                               --
----------------------------------------------------------------------------------
   Total Distributions                                                      --
----------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $ 9.26
=================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------
   Total Return                                                           -8.3%
   Net Assets, End of Period (In Millions)                              $    0/(c)/
   Ratio of Expenses to Average Net Assets without
     Waivers and Absorptions                                              17.3%*
   Ratio of Expenses to Average Net Assets                                11.1%*
   Ratio of Net Investment Loss to Average Net Assets                     (9.7%)*
   Portfolio Turnover Rate/(d)/                                           49.3%

STRONG ADVISOR TECHNOLOGY FUND -- CLASS L
----------------------------------------------------------------------------------

                                                                      Period Ended
                                                                      ------------
                                                                        Dec. 31,
Selected Per-Share Data(a)                                              2000/(b)/
----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $10.00
Income From Investment Operations:
   Net Investment Loss                                                   (0.07)
   Net Realized and Unrealized Losses on Investments                     (0.67)
----------------------------------------------------------------------------------
   Total from Investment Operations                                      (0.74)
Less Distributions:
   From Net Investment Income                                               --
----------------------------------------------------------------------------------
Total Distributions                                                         --
----------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $ 9.26
==================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------
   Total Return                                                           -9.2%
   Net Assets, End of Period (In Millions)                              $    0/(c)/
   Ratio of Expenses to Average Net Assets without
     Waivers and Absorptions                                              17.1%*
   Ratio of Expenses to Average Net Assets                                10.8%*
   Ratio of Net Investment Loss to Average Net Assets                     (9.4%)*
   Portfolio Turnover Rate(d)                                             49.3%

  *  Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from November 30, 2000 (Commencement of Class) to December 31, 2000 (Note 1).
(c)  Amount is less than $500,000.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

56                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Strong Advisor Equity Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Advisor Common Stock Fund, Strong Advisor Focus Fund, Strong Advisor Technology Fund (three of the portfolios constituting Strong Common Stock Fund, Inc.), Strong Advisor Mid Cap Growth Fund, Strong Advisor Small Cap Value Fund (two of the portfolios constituting Strong Equity Funds, Inc.) and Strong Advisor U.S. Value Fund, formerly known as Strong Equity Income Fund (one of the portfolios constituting Strong Conservative Equity Funds, Inc.) (all six collectively referred to hereafter as the "Strong Advisor Equity Funds") at December 31, 2000, the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strong Advisor Equity Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
January 30, 2001

                                   Directors

                               Richard S. Strong
                                Willie D. Davis
                                Stanley Kritzik
                                 Neal Malicky
                               Marvin E. Nevins
                                William F. Vogt


                                   Officers

                   Richard S. Strong, Chairman of the Board
             Elizabeth N. Cohernour, Vice President and Secretary
          Cathleen A. Ebacher, Vice President and Assistant Secretary
          Susan A. Hollister, Vice President and Assistant Secretary
                      Dennis A. Wallestad, Vice President
                       Thomas M. Zoeller, Vice President
                           John W. Widmer, Treasurer
                     Rhonda K. Haight, Assistant Treasurer


                              Investment Advisor

                        Strong Capital Management, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201


                                  Distributor

                           Strong Investments, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201


                                  Custodians

          Strong Advisor Common Stock, Strong Advisor Mid Cap Growth,
      Strong Advisor Small Cap Value, and Strong Advisor U.S. Value Funds
                                 Firstar, N.A.
                   P.O. Box 701, Milwaukee, Wisconsin 53201

           Strong Advisor Focus and Strong Advisor Technology Funds
                     State Street Bank and Trust Company
             801 Pennsylvania Avenue, Kansas City, Missouri 64105

                 Transfer Agent and Dividend-Disbursing Agent
                        Strong Capital Management, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201


                            Independent Accountants

                          PricewaterhouseCoopers LLP
             100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202


                                 Legal Counsel

                             Godfrey & Kahn, S.C.
              780 North Water Street, Milwaukee, Wisconsin 53202

       For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities offered through Strong Investments, Inc. RT10161-0101


       Strong Investments
       P.O. Box 2936   |   Milwaukee, WI 53201
       www.Strong.com


       To order a free prospectus kit, call
       1-800-368-1030

       To learn more about our funds, discuss an existing account, or conduct a transaction, call
       1-800-368-3863

       If you are a Financial Professional, call
       1-800-368-1683

       Visit our web site at
       www.Strong.com

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